MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.




FUND LOGO




Annual Report

October 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.






Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Summary of
Fund's Overall
Asset Mix
As of 10/31/98

                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          10/31/98       7/31/98           Percentages
North & South American Equities                             24.0%*         19.6%*              36.0%
European Equities                                           12.1           12.3                11.0
Pacific Basin Equities                                       9.9            7.6                13.0
Total Equities                                              46.0           39.5                60.0

US Dollar Denominated Fixed-Income Securities               44.4           46.0                24.0
  US Issuers                                                22.7           26.9                 --
  Non-US Issuers                                            21.7           19.1                 --
Non-US Dollar Denominated Fixed-Income Securities            4.0            9.4                16.0
Total Fixed-Income Securities                               48.4++         55.4++              40.0

Cash & Cash Equivalents                                      5.6            5.1                 --

 *Includes value of Financial Futures Contracts.
++Includes Preferred Stock.


Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Dennis W. Stattman, Vice President
Gerald M. Richard, Treasurer
Phillip Gillespie, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


DEAR SHAREHOLDER


For the three months ended October 31, 1998, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -7.79%, -7.99%, -7.95% and -7.80%, respectively, compared to a +2.15% return for the unmanaged Reference Portfolio. This benchmark index consists of US stocks (as represented by the Standard & Poor's 500 Index (S&P 500 Index), foreign stocks (Financial Times/Standard & Poor's--Actuaries World Index (Ex-US)), US Treasury 5-year bonds (ML Treasury Index GA05), and foreign bonds (Salomon Brothers World Government Bond Index (Ex-
US)). A brief description of each of these indexes can be found in the "Recent Performance Results" table on page 6 of this report to shareholders. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

The sharp declines in the Fund's total returns in the October quarter reflect the turbulence experienced by virtually all of the world's financial markets during the period, especially in August. The Fund had its worst monthly percentage decline in its history in August, as illustrated by the -12.87% return for Class A Shares. Typically, if most of the world's stock markets decline, we would also expect the Fund's net asset values to decline, although not as sharply as equities. However, during this period, the Fund declined just as much, and in some cases more, than the major stock market indexes.

The US equity market had negative returns in August, with the S&P 500 Index declining 14.5% and the S&P 400 Mid Cap Index losing 14.9% of its value. Smaller-capitalization stocks and stocks of cyclical companies performed particularly poorly in the United States. For example, the un-managed Russell 2000 and the Morgan Stanley Cyclical Stock Indexes declined 19.4% and 15.6%, respectively. Outside of the United States, the Morgan Stanley Capital International Europe Index had a -12.6% return in August, and the Japanese stock market continued to struggle, with a 13.9% decline for the Nikkei 225 Index. Emerging equity markets performed even more poorly, as illustrated by August's returns for Mexican Bolsa, which declined approximately 35%, and the Argentine Merval, which lost approximately 39% in value. (All indexes are unmanaged, with returns cited in US dollar terms.)

There were two key reasons behind the Fund's underperformance during the month of August and the October quarter as a whole. First, our equity investments in the United States are focused in stocks with market capitalizations smaller than those stocks represented in the S&P 500 Index. At the same time, stocks in the Fund's portfolio are more cyclical in nature than those equities in the S&P 500 Index. Although we invested in these areas since we believed they offered better relative value and long-term appreciation potential than large-cap, less cyclical stocks, the declines they experienced during the quarter created a drag on Fund performance.

The other key reason for the Fund's relative underperformance during the October quarter was the performance of its bond investments. Prices for many of our bond holdings declined very sharply during the quarter. In particular, August and September were marked by a dramatic flight to quality as investors sought to buy issues of the very highest quality with the most liquidity--that is, US Treasury bonds--and sold virtually all other fixed-income issues. An important factor in this unprecedented flight to quality was the near failure of a well-publicized hedge fund. Highly leveraged investors, such as hedge funds and financial services firms' proprietary trading desks, sought to reduce riskier fixed-income positions during the period, which drove prices down sharply. These sales were undertaken with little regard for underlying fundamentals.

During the October quarter, we modestly increased the Fund's weighting in equities and fixed-income holdings by reducing cash reserves and selling US Treasury bond investments. As of October 31, 1998, the Fund had a 46.0% equity exposure, 48.4% in fixed-income holdings and 5.6% in cash reserves. (Please see the "Summary of the Fund's Overall Asset Mix" table on page 1 of this report to shareholders.)


Fiscal Year in Review
For the fiscal year ended October 31, 1998, the Fund's Class A,
Class B, Class C and Class D Shares had total returns of -4.43%,
-5.37%, -5.38% and -4.63%, respectively, compared to a +14.79% total return for the unmanaged Reference Portfolio.

The primary reasons for the Fund's underperformance relative to the Reference Portfolio for the fiscal year were its underweighting in US stocks and US Treasury and European government bonds. The US stock market was the world's best-performing stock market during the period. Government bonds of the Group of Seven (G-7) industrialized nations--perceived to be safest and the most liquid--far outperformed their non-G-7 counterparts.

Our value-oriented investment approach also hindered performance in a market environment that favored growth or momentum investment styles. Large-capitalization growth stocks dominated the US stock market during the fiscal year. Investor interest focused on a relatively small number of companies believed to possess earnings growth potential even in a sluggish domestic economy and poor economic conditions abroad. However, valuations for these stocks exceeded our valuation criteria. Most of our equity investments are in mid- to small-cap issues that underperformed their large-cap counterparts.


In Conclusion
Although the Fund's recent performance results have been disappointing, we continue to believe that our investment strategy will benefit shareholders over the longer term. Throughout most of the Fund's history, our value-oriented investment discipline has resulted in attractive risk-adjusted total returns. Although we cannot predict exactly when this approach will again result in improved investment returns, we believe that it will do so.

We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager





December 14, 1998




Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a $10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares & Class B Shares compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries World Index.
Beginning and ending values are:

                                        2/03/89**         10/98

ML Global Allocation Fund, Inc.++--
Class A Shares*                         $ 9,475          $29,145

ML Global Allocation Fund, Inc.++--
Class B Shares*                         $10,000          $27,847

Financial Times/Standard & Poor's--
Actuaries World Index++++               $10,000          $24,044


A line graph depicting the growth of an investment in the Fund's
Class C Shares & Class D Shares compared to growth of an investment in the Financial Times/Standard & Poor's--Actuaries World Index.
Beginning and ending values are:

                                        10/21/94**        10/98

ML Global Allocation Fund, Inc.++--
Class C Shares*                         $10,000          $14,401

ML Global Allocation Fund, Inc.++--
Class D Shares*                         $ 9,475          $14,087

Financial Times/Standard & Poor's--
Actuaries World Index++++               $10,000          $16,864


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -10.25%        -14.96%
Five Years Ended 9/30/98                  + 8.43         + 7.27
Inception (2/03/89) through 9/30/98       +11.82         +11.20

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -11.20%        -14.27%
Five Years Ended 9/30/98                  + 7.33         + 7.33
Inception (2/03/89) through 9/30/98       +10.69         +10.69

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -11.21%        -11.98%
Inception (10/21/94) through 9/30/98      + 8.46         + 8.46

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -10.50%        -15.20%
Inception (10/21/94) through 9/30/98      + 9.33         + 7.85

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


PERFORMANCE DATA (concluded)


Recent
Performance
Results

                                                              12-Month             3-Month      Since Inception
                                                            Total Return         Total Return     Total Return
ML Global Allocation Fund, Inc.--Class A Shares*               - 4.43%              - 7.79%           +207.60%
ML Global Allocation Fund, Inc.--Class B Shares*               - 5.37               - 7.99            +178.47
ML Global Allocation Fund, Inc.--Class C Shares*               - 5.38               - 7.95            + 44.01
ML Global Allocation Fund, Inc.--Class D Shares*               - 4.63               - 7.80            + 48.67
US Stocks: Standard & Poor's 500 Index**++                     +21.99               - 1.57         +381.95/+157.09
Non-US Stocks: Financial Times/Standard & Poor's--
  Actuaries World Index (Ex-US)***++                           + 5.87               - 6.22         + 51.12/+21.99
US Bonds: ML Treasury Index GA05****++                         +11.71               + 6.75         +122.57/+42.94
Non-US Bonds: Salomon Brothers World Government
  Bond Index (Ex-US)*****+++                                   +12.80               +14.42         +139.19/+36.08

    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are Class A & Class B Shares, from 2/03/89 to 10/31/98 and Class C & Class D Shares, from 10/21/94to 10/31/98.
   **An unmanaged broad-based index comprised of common stocks.
  ***An unmanaged capitalization-weighted index comprised of over
     1,800 companies in 24 countries, excluding the United States. ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States.
   ++Since inception total returns are from 2/03/89 to 10/31/98 and
     10/21/94 to 10/31/98, respectively.
  +++Since inception total returns are from 1/31/89 to 10/31/98 and 10/21/94 to 10/31/98, respectively.



COMMON STOCK PORTFOLIO CHANGES


For the Quarter Ended October 31, 1998


Additions

 AGCO Corporation
 Alcatel Alsthom Cie Generale
   d'Electrcite S.A. (ADR)
 Allied Zurich PLC
 Banco Portugues do Atlantico S.A.
 Barclays PLC
 Billing Concepts Corp.
*British American Tobacco PLC
 Buhrmann N.V.
 CNP Assurances
 CarrAmerica Realty Corporation
 Compania Anonima Nacional Telefonos
   de Venezuela S.A. (CANTV)(ADR)
 Credit Suisse Group (Registered)
*Cygnet Financial Corporation
 E.I. duPont de Nemours & Company
 FileNET Corporation
 Friedman, Billings, Ramsey & Company
 HIH Winterthur International Holdings
   Ltd. (Installment Receipts)
 LTC Healthcare Inc.
 Leap Wireless International, Inc.
 National Health Investors, Inc.
 Nationwide Health Properties, Inc.
*Royal Dutch Petroleum Co. (ADR)
 Safety-Kleen Corp.
 Schlumberger Limited
 Security Capital U.S. Realty
 Sierra Health Services, Inc.
 SpeedFam International, Inc.
 Tektronix, Inc.
 Union Bank of Switzerland
 United Dominion Realty Trust, Inc.
 United HealthCare Corporation
 Veritas DGC Inc.
 Weatherford International, Inc.
*Weyerhaeuser Company


Deletions


 ADC Telecommunications, Inc.
 ALLTEL Corporation
 American Standard, Inc.
 Atmos Energy Corp.
 B.A.T. Industries PLC
 Bouygues S.A.
 Brinker International, Inc.
*British American Tobacco PLC
 Buffets, Inc.
 Buttrey Food & Drug Stores Co.
 CS Wireless Systems, Inc.
 Collins & Aikman Group Inc.
 Crown Packaging Holdings Ltd.
*Cygnet Financial Corporation
 DSC Communications Corporation
 Darden Restaurants Inc.
 Endesa S.A.
 FPL Group, Inc.
 Frontier Corporation
 Fuji Heavy Industries, Ltd.
 Grupo Financiero Inbursa, S.A. de C.V. (ADR)
 Hanson PLC (ADR)
 IMC Global Inc.
 Imperial Tobacco Group PLC (ADR)
 Inspec Group PLC
 Istituto Bancario San Paulo di Torino S.p.A.
 Istituto Mobiliare Italiano S.p.A. (Ordinary)
 Ionica Group PLC
 J. Sainsbury PLC
 Karstadt AG
 Koninklijke KNP N.V.
 Mid-America Realty Investments
 Repap Enterprises Inc.
 Roche Holding AG
 Rothmans Holdings, Ltd.
 Royal Dutch Petroleum Co.
*Royal Dutch Petroleum Co. (ADR)
 Semi-Tech Corporation (Class A)
 Sotheby's Holdings, Inc. (Class A)
 Stratus Computer, Inc.
 Texaco Inc.
 Waste Management International PLC (ADR)
*Weyerhaeuser Company

[FN]
*Added and deleted in the same quarter.


IMPORTANT TAX INFORMATION
The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 1998:

                             Domestic Qualifying   Interest From   Domestic Non-Qualifying      Total         Long-Term
Record Date    Payable Date    Ordinary Income  Federal Obligations    Ordinary Income     Ordinary Income  Capital Gains
Class A Shares:
12/17/97         12/26/97       $0.054717          $0.069690             $0.635140            $0.759547         $0.936632
07/01/98         07/10/98       $0.050301          $0.062170             $0.251793            $0.364264             --

Class B Shares:
12/17/97         12/26/97       $0.048834          $0.062198             $0.566853            $0.677885         $0.936632
07/01/98         07/10/98       $0.039522          $0.048847             $0.197833            $0.286202             --

Class C Shares:
12/17/97         12/26/97       $0.049119          $0.062560             $0.570155            $0.681834         $0.936632
07/01/98         07/10/98       $0.039871          $0.049278             $0.199583            $0.288732             --

Class D Shares:
12/17/97         12/26/97       $0.053299          $0.067884             $0.618682            $0.739865         $0.936632
07/01/98         07/10/98       $0.047732          $0.058995             $0.238934            $0.345661             --


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:


For the                              Percentage of
Quarter Ended                     Federal Obligations*

January 31, 1998                          13.67%
April 30, 1998                            15.82%
July 31, 1998                             14.64%
October 31, 1998                          11.14%

[FN]
*For the purposes of this calculation, Federal obligations include
 US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

 Please retain this information for your records.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1998



Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS    Argentinean Peso
CAD    Canadian Dollar
CHF    Swiss Franc
DEM    German Deutschemark
ECU    European Currency Unit
ESP    Spanish Peseta
FRF    French Franc
GBP    Great Britain Pound
JPY    Japanese Yen
NLG    Netherlands Guilder
NOK    Norwegian Krone
NZD    New Zealand Dollar
SEK    Swedish Kroner
USD    United States Dollar


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
Argentina  Banking                 467,900   Banco Frances del Rio de
                                             la Plata S.A. (ADR)++++ (USD)         $ 11,254,989    $  9,767,413        0.1%
                                 2,433,900   Banco Rio de La Plata S.A.
                                             (ADR)++++ (USD)                         25,177,689      21,905,100        0.2
                                                                                   ------------    ------------      ------
                                                                                     36,432,678      31,672,513        0.3

           Oil--Related            480,000   Yacimientos Petroliferos
                                             Fiscales S.A. (ADR)++++ (USD)           10,296,490      13,890,000        0.2

                                             Total Common Stocks in Argentina        46,729,168      45,562,513        0.5

Australia  Beverages             1,999,379   Foster's Brewing Group Limited           3,509,519       4,888,974        0.0

           Building                718,547   Pioneer International Limited            1,814,681       1,484,305        0.0
           Materials

           Foods                 5,566,000   Goodman Fielder Wattie Ltd.              5,875,419       7,317,668        0.1

           Insurance               403,135   GIO Australia Holdings, Ltd.               947,502       1,276,728        0.0
                                 6,423,849   HIH Winterthur International
                                             Holdings Ltd.                           10,503,236       9,033,037        0.1
                                 8,764,000   HIH Winterthur International Holdings
                                             Ltd. (Installment Receipts) (m)          8,334,519       7,361,497        0.1
                                                                                   ------------    ------------      ------
                                                                                     19,785,257      17,671,262        0.2

           Metals &              3,102,904   M.I.M. Holdings Ltd.                     2,463,331       1,505,889        0.0
           Mining               10,000,000   Normandy Mining Limited                  8,030,489       8,897,460        0.1
                                22,040,927   Pasminco Limited                        22,548,555      17,965,163        0.2
                                 8,700,000   WMC Limited                             29,191,616      29,387,937        0.3
                                                                                   ------------    ------------      ------
                                                                                     62,233,991      57,756,449        0.6

           Multi-Industry        1,581,317   Lend Lease Corporation Limited          26,521,531      34,728,557        0.4
                                 2,300,000   Pacific Dunlop, Ltd.                     5,753,464       4,121,453        0.0
                                                                                   ------------    ------------      ------
                                                                                     32,274,995      38,850,010        0.4

           Resources             9,133,404   Broken Hill Proprietary Co., Ltd.       99,981,934      77,286,134        0.8

           Tobacco                 802,300   WD & HO Wills Holdings, Ltd.               902,494       1,837,023        0.0

                                             Total Common Stocks in Australia       226,378,290     207,091,825        2.1

Austria    Banking                 203,400   Bank Austria AG                          6,298,337      11,069,150        0.1

                                             Total Common Stocks in Austria           6,298,337      11,069,150        0.1

Brazil     Telecommuni-            514,200 ++Telecomunicacoes Brasileiras
           cations                           S.A.--Telebras (ADR)++++ (USD)          39,979,024      39,047,063        0.4

                                             Total Common Stocks in Brazil           39,979,024      39,047,063        0.4

Canada     Beverages             1,900,000   Cott Corp. (USD)                        15,484,918      11,162,500        0.1

           Metals--              1,427,400   Inco Ltd. (USD)                         29,691,234      15,255,338        0.1
           Non-Ferrous

           Telecommuni-          1,165,200 ++Rogers Cantel Mobile Communications
           cations                           Inc. (Class B)(q)                       22,391,633      12,049,638        0.1
                                 1,260,900 ++Rogers Cantel Mobile Communications
                                             Inc. (Class B) (USD)(q)                 20,941,379      13,239,450        0.1
                                 4,543,700 ++Rogers Communications Inc.
                                             (Class B)                               39,359,870      35,534,365        0.4
                                                                                   ------------    ------------      ------
                                                                                     82,692,882      60,823,453        0.6

           Telecommuni-            400,000 ++Newbridge Networks Corp. (USD)           8,026,190       8,200,000        0.1
           cations &
           Equipment
                                             Total Common Stocks in Canada          135,895,224      95,441,291        0.9

Finland    Metals                  738,438   Outokumpu Oyj                           10,823,686       6,675,063        0.1

           Paper & Forest          964,985   Enso Oyj                                 8,072,452       7,476,789        0.1
           Products              2,909,250   Metsa Serla Oyj 'B'                     23,657,400      22,020,945        0.2
                                   639,478   UPM-Kymmene Oyj                         12,090,735      15,308,851        0.1
                                                                                   ------------    ------------      ------
                                                                                     43,820,587      44,806,585        0.4

                                             Total Common Stocks in Finland          54,644,273      51,481,648        0.5

France     Automobiles              46,568   Peugeot S.A.                             5,610,594       7,769,715        0.1

           Banking                 119,155   Banque Nationale de Paris S.A.           5,267,865       7,546,912        0.1
                                   244,497   Compagnie Financiere de Paribas S.A.    13,080,831      17,972,026        0.2
                                   276,386   Societe Generale de France S.A.         29,564,610      36,562,943        0.3
                                                                                   ------------    ------------      ------
                                                                                     47,913,306      62,081,881        0.6

           Electronics              75,299 ++STMicroelectronics N.V.                  3,487,840       4,607,930        0.0

           Energy &                289,329   Elf Aquitaine (Elf) S.A.                35,925,792      33,484,260        0.3
           Petroleum

           Industrial               61,000   Alcatel Alsthom Cie Generale
                                             d'Electricite S.A.                       7,236,780       6,796,076        0.1
                                   244,500   Alcatel Alsthom Cie Generale
                                             d'Electricite S.A.
                                             (ADR)++++ (USD)                          4,208,043       5,379,000        0.0
                                                                                   ------------    ------------      ------
                                                                                     11,444,823      12,175,076        0.1

           Insurance               147,915   AXA-UAP S.A.                             9,471,187      16,718,974        0.2
                                   277,598 ++CNP Assurances                           7,729,298       9,438,132        0.1
                                                                                   ------------    ------------      ------
                                                                                     17,200,485      26,157,106        0.3

           Metals--Steel         1,477,394   Usinor-Sacilor S.A.                     22,060,574      16,885,263        0.2

           Multi-Industry           85,162   EuraFrance S.A.                         30,279,790      43,240,101        0.4

                                             Total Common Stocks in France          173,923,204     206,401,332        2.0

Germany    Automotive              319,526   Volkswagen AG                           17,663,095      24,036,850        0.2

           Banking                 108,616   Bayerische Vereinsbank AG                5,184,800       8,630,214        0.1
                                   411,357   Deutsche Bank AG                        34,026,271      25,601,070        0.3
                                   132,450   Dresdner Bank AG                         7,678,657       5,161,949        0.0
                                                                                   ------------    ------------      ------
                                                                                     46,889,728      39,393,233        0.4

           Capital Goods           369,636 ++Kloeckner-Werke AG                      17,229,762      18,649,309        0.2

           Chemicals               351,035   BASF AG                                 13,431,500      14,889,823        0.1
                                   776,934   Bayer AG                                29,992,002      31,593,751        0.3
                                   101,451   Henkel KGaA                              4,390,556       8,030,260        0.1
                                   742,125   Hoechst AG                              27,123,815      31,030,242        0.3
                                                                                   ------------    ------------      ------
                                                                                     74,937,873      85,544,076        0.8



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
Germany    Electrical              419,796   Siemens AG                            $ 27,898,595    $ 25,263,856        0.3%
(con-      Equipment
cluded)
           Engineering &            32,565   Philipp Holzmann AG                     12,268,030       3,305,692        0.0
           Construction

           Metals--Steel           172,193   Thyssen AG                              37,040,112      31,005,144        0.3

           Utilities               452,843   VEBA AG                                 30,191,107      25,309,956        0.3

                                             Total Common Stocks in Germany         264,118,302     252,508,116        2.5

Hong       Banking                 900,737   HSBC Holdings PLC                       14,386,653      20,641,768        0.2
Kong                               899,577   HSBC Holdings PLC (GBP)                 27,212,308      21,087,524        0.2
                                                                                   ------------    ------------      ------
                                                                                     41,598,961      41,729,292        0.4

           Multi-Industry        7,059,500   Hutchison Whampoa Ltd.                  44,936,689      50,584,501        0.5

                                             Total Common Stocks in Hong Kong        86,535,650      92,313,793        0.9

Hungary    Oil & Gas               302,914   Mol Magyar Olay-es Gazipari
           Producers                         Reszvenytarsasag (GDR)++++++ (USD)       8,160,139       6,891,294        0.1

                                             Total Common Stocks in Hungary           8,160,139       6,891,294        0.1

Indonesia  Paper & Pulp          3,384,800 ++Asia Pacific Resources
                                             International Holdings Ltd.
                                            (NY Registered Shares) (USD)             16,164,218       1,692,400        0.0
                                   553,765 ++Asia Pulp & Paper Company
                                             Ltd. (ADR)++++ (USD)                     6,368,298       4,603,172        0.0
                                                                                   ------------    ------------      ------
                                                                                     22,532,516       6,295,572        0.0

           Tobacco              19,327,000 ++P.T. Hanjaya Mandala Sampoerna
                                             (Foreign)                               28,087,780       7,782,685        0.1

                                             Total Common Stocks in Indonesia        50,620,296      14,078,257        0.1

Ireland    Building &              631,423   CRH PLC (GBP)                            6,857,511       9,198,116        0.1
           Construction

                                             Total Common Stocks in Ireland           6,857,511       9,198,116        0.1

Italy      Multi-Industry       41,311,990   MontEdison S.p.A.                       31,345,924      40,903,210        0.4

           Telecommuni-          2,251,300   Telecom Italia Mobile S.p.A.--RISP       2,379,178       7,989,282        0.1
           cations              11,749,314   Telecom Italia S.p.A.--RISP             37,250,046      59,277,629        0.6
                                                                                   ------------    ------------      ------
                                                                                     39,629,224      67,266,911        0.7

                                             Total Common Stocks in Italy            70,975,148     108,170,121        1.1

Japan      Automobiles &         3,282,000   Suzuki Motor Corp.                      30,510,247      37,791,190        0.4
           Equipment

           Beverages             1,570,000   Chukyo Coca-Cola Bottling Co., Ltd.     16,445,371      13,481,024        0.1
                                   663,000   Hokkaido Coca-Cola Bottling Co., Ltd.    8,836,164       6,097,141        0.1
                                   790,000   Kinki Coca-Cola Bottling Co., Ltd.      11,999,955      10,785,677        0.1
                                 1,243,000   Mikuni Coca-Cola Bottling Co., Ltd.     17,391,669      20,065,602        0.2
                                 1,426,400   Sanyo Coca-Cola Bottling Co., Ltd.      17,532,122      16,534,776        0.2
                                                                                   ------------    ------------      ------
                                                                                     72,205,281      66,964,220        0.7

           Capital Goods        12,900,000   Kawasaki Heavy Industries, Ltd.         35,297,925      28,245,750        0.3
                                 7,875,000   Mitsubishi Heavy Industries, Inc.       44,268,610      30,428,903        0.3
                                                                                   ------------    ------------      ------
                                                                                     79,566,535      58,674,653        0.6

           Chemicals                34,000   Shin-Etsu Chemical Co., Ltd.               657,132         677,314        0.0

           Consumer Products        50,000   Amway Japan Limited (Premium
                                             Exchangeable Participating
                                             Shares) (USD)                              721,750         321,875        0.0

           Electrical            1,124,000   Chudenko Corp.                          30,032,358      25,817,448        0.2
           Construction          1,386,000   Kinden Corporation                      21,348,708      18,577,589        0.2
                                     7,000   Taihei Dengyo Kaisha, Ltd.                 131,860          21,638        0.0
                                                                                   ------------    ------------      ------
                                                                                     51,512,926      44,416,675        0.4

           Electrical              788,000   Murata Manufacturing Co., Ltd.          25,168,052      26,591,448        0.3
           Equipment

           Electronics           1,299,000   Hitachi Ltd.                             9,381,584       6,614,348        0.1

           Financial             9,387,000   Daiwa Securities Co., Ltd.              46,956,803      26,598,918        0.3
           Services                928,000   Kokusai Securities Co., Ltd.             6,296,169       7,968,401        0.1
                                   879,000   Nomura Securities Co., Ltd.             11,893,928       6,641,937        0.0
                                 1,720,000 ++Wako Securities Co., Ltd.                4,377,152       2,185,815        0.0
                                                                                   ------------    ------------      ------
                                                                                     69,524,052      43,395,071        0.4

           Industrial               28,000   Miura Kogyo Co., Ltd.                      466,635         399,107        0.0
                                    12,300   Nitto Kohki Co., Ltd.                      343,376          90,618        0.0
                                                                                   ------------    ------------      ------
                                                                                        810,011         489,725        0.0

           Insurance               743,000   Chiyoda Fire & Marine Insurance
                                             Co., Ltd.                                2,796,009       2,449,871        0.0
                                 2,897,000   Dai-Tokyo Fire & Marine Insurance
                                             Co., Ltd.                               17,990,037       9,577,065        0.1
                                   125,000   Dowa Fire & Marine Insurance
                                             Co., Ltd.                                  441,340         372,445        0.0
                                 3,743,000   Fuji Fire & Marine Insurance Co.,
                                             Ltd.                                    13,980,452       7,135,033        0.1
                                 4,865,000   Koa Fire & Marine Insurance
                                             Co., Ltd.                               24,748,402      14,620,900        0.2
                                   765,000   Mitsui Marine & Fire Insurance
                                             Co., Ltd.                                5,730,161       3,803,323        0.0
                                 3,508,000   Nichido Fire & Marine Insurance
                                             Co., Ltd.                               20,622,267      18,103,280        0.2
                                 4,816,000   Nippon Fire & Marine Insurance
                                             Co., Ltd.                               20,479,413      16,830,775        0.2
                                   999,000   Nisshin Fire & Marine Insurance
                                             Co., Ltd.                                2,688,731       2,564,838        0.0
                                 7,315,000   Sumitomo Marine & Fire Insurance
                                             Co., Ltd.                               46,067,731      42,837,283        0.4
                                 2,713,000   Tokio Marine & Fire Insurance
                                             Co., Ltd.                               28,580,732      30,866,607        0.3
                                 5,000,000   Yasuda Fire & Marine Insurance
                                             Co., Ltd.                               25,976,040      24,643,654        0.2
                                                                                   ------------    ------------      ------
                                                                                    210,101,315     173,805,074        1.7

           Office                1,612,000   Canon, Inc.                             23,455,745      30,520,866        0.3
           Equipment

           Packaging &           1,103,000   Toyo Seikan Kaisha, Ltd.                25,118,395      19,841,877        0.2
           Containers

           Pharmaceuticals       1,261,000   Sankyo Pharmaceuticals Co., Ltd.        28,124,373      28,476,988        0.3
                                   384,000   Taisho Pharmaceuticals Co., Ltd.         7,984,458      10,287,481        0.1
                                                                                   ------------    ------------      ------
                                                                                     36,108,831      38,764,469        0.4

           Restaurants             647,000   Mos Food Services, Inc.                 12,121,005       9,555,556        0.1
                                   618,000   Ohsho Food Service Corp.                10,180,663       6,420,917        0.0
                                                                                   ------------    ------------      ------
                                                                                     22,301,668      15,976,473        0.1

           Retail Stores           460,000   Ito Yokado Co., Ltd.                    21,319,319      26,859,007        0.3
                                   100,000   Sangetsu Co., Ltd.                       3,160,832       1,236,476        0.0
                                                                                   ------------    ------------      ------
                                                                                     24,480,151      28,095,483        0.3

                                             Total Common Stocks in Japan           681,623,675     592,940,761        5.9



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
Mexico     Foods                   700,000   Grupo Industrial Maseca,
                                             S.A. de C.V. (ADR)++++ (USD)          $  7,969,925    $  8,662,500        0.1%

           Multi-Industry          433,800   Grupo Carso, S.A. de C.V.
                                             (ADR)++++ (USD)                          3,832,850       2,980,206        0.0

           Telecommuni-            433,800   Global Telecommunications Solutions,
           cations                           Inc. (ADR)++++ (USD)                     2,060,550       2,238,408        0.0

                                             Total Common Stocks in Mexico           13,863,325      13,881,114        0.1

Nether-    Chemicals               574,304   Akzo Nobel N.V.                         17,876,528      22,328,748        0.2
lands                              288,070   European Vinyls Corp.
                                             International N.V.                      11,384,340       2,684,313        0.0
                                                                                   ------------    ------------      ------
                                                                                     29,260,868      25,013,061        0.2

           Electronics             442,765   Philips Electronics N.V.                22,551,548      23,569,240        0.2
           Distribution

           Insurance               958,493   Internationale Nederlanden
                                             Groep N.V.                              15,908,091      46,402,703        0.5

           Miscellaneous--          10,000   Koninklijke Ten Cate N.V.                  501,699         310,609        0.0
           Manufacturing

           Packaging             1,459,566   Buhrmann N.V.                           30,706,655      26,185,113        0.3

           Steel                   161,800   Ispat International N.V.                 4,382,262       1,143,769        0.0
                                   799,183   Ispat International N.V.
                                             (NY Registered Shares) (USD)            13,831,820       5,943,924        0.1
                                                                                   ------------    ------------      ------
                                                                                     18,214,082       7,087,693        0.1

           Transportation          111,846   Koninklijke Pakhoed N.V.                 4,339,539       2,755,270        0.0

                                             Total Common Stocks
                                             in the Netherlands                     121,482,482     131,323,689        1.3

New        Financial             1,084,700   Brierley Investments Limited               688,875         246,877        0.0
Zealand    Services

           Natural Gas           1,477,104   Natural Gas Corporation
           Suppliers                         Holdings Limited                         1,043,960       1,438,569        0.0


                                             Total Common Stocks in New Zealand       1,732,835       1,685,446        0.0

Norway     Banking               4,785,400   Christiania Bank Og Kreditkasse         10,697,335      16,749,419        0.1
                                 2,434,000   Den Norske Bank ASA                      7,189,721       8,552,285        0.1
                                                                                   ------------    ------------      ------
                                                                                     17,887,056      25,301,704        0.2

           Computer                668,518   Merkantildata ASA                        8,071,807       6,711,300        0.1
           Software

           Oil & Gas               781,330   Saga Petroleum ASA                      11,845,630       9,857,783        0.1
           Producers

                                             Total Common Stocks in Norway           37,804,493      41,870,787        0.4

Philip-    Banking               2,000,000 ++East-West Banking Corp. (p)             20,000,000      16,000,000        0.2
pines

           Multi-Industry        6,335,520   Ayala Corporation                        1,948,253       1,615,400        0.0

                                             Total Common Stocks
                                             in the Philippines                      21,948,253      17,615,400        0.2

Portugal   Banking                 896,372   Banco Comercial Portugues, S.A.
                                             (BCP) (Registered)                      13,334,852      28,097,134        0.3

           Banking--                    50 ++Banco Portugues do Atlantico, S.A.           1,244           1,003        0.0
           International

                                             Total Common Stocks in Portugal         13,336,096      28,098,137        0.3

Russia     Telecommuni-          1,611,800 ++PLD Telekom Inc. (USD)                  10,028,238       2,921,388        0.0
           cations                 149,000   PLD Telekom Inc. (Warrants) (a) (USD)      111,750          14,900        0.0
                                    18,700   PLD Telekom Inc. (Warrants) (a) (USD)       30,855           2,338        0.0

                                             Total Common Stocks in Russia           10,170,843       2,938,626        0.0

South      Metals--Steel           716,660   Pohang Iron & Steel Co., Ltd.           28,695,627      40,052,485        0.4
Korea
           Telecommuni-              2,893   SK Telecom Co., Ltd.                     1,016,559       2,010,196        0.0
           cations               1,006,587   SK Telecom Co., Ltd.
                                             (ADR)++++ (USD) (p)                      5,226,630      10,380,428        0.1
                                                                                   ------------    ------------      ------
                                                                                      6,243,189      12,390,624        0.1

           Utilities--             200,000   Korea Electric Power Corporation         2,429,353       3,566,009        0.0
           Electric

                                             Total Common Stocks in South Korea      37,368,169      56,009,118        0.5

Spain      Insurance                66,778   Mapfre S.A.                              1,272,758       1,761,678        0.0

                                             Total Common Stocks in Spain             1,272,758       1,761,678        0.0

Sweden     Appliances            1,377,295   Electrolux AB 'B' Free                  14,120,645      20,706,301        0.2

           Automobiles &            43,916   Scania AB (Warrants) (a)                    60,444          11,238        0.0
           Equipment               391,430   Volvo AB 'B' Shares                     12,386,419       8,439,014        0.1
                                                                                   ------------    ------------      ------
                                                                                     12,446,863       8,450,252        0.1

           Industrial              119,420   SKF AB 'A'                               2,217,257       1,306,414        0.0

           Insurance             1,022,258   Skandia Forsakring AB Free               7,716,720      13,014,314        0.1

           Metals--Steel         1,227,828   Avesta Sheffield AB                     10,687,487       3,440,482        0.1

           Multi-Industry          192,784   Svedala Industri AB Free                 2,531,671       3,033,987        0.0

           Paper & Forest          411,853   Mo och Domsjo AB (Class B)              10,072,522       9,590,722        0.1
           Products                885,017   Stora Kopparbergs Bergslags AB           9,945,034       9,738,403        0.1
                                                                                   ------------    ------------      ------
                                                                                     20,017,556      19,329,125        0.2

                                             Total Common Stocks in Sweden           69,738,199      69,280,875        0.7

Switzer-   Banking                  20,222   Banque Cantonale de Geneve               6,737,471       4,847,535        0.1
land                               140,058   Credit Suisse Group (Registered)        15,881,235      21,579,667        0.2
                                                                                   ------------    ------------      ------
                                                                                     22,618,706      26,427,202        0.3

           Banking &               116,781 ++Union Bank of Switzerland               23,844,241      32,098,359        0.3
           Financial

           Electronic               69,850   Swatch Group AG (The) (Registered)       9,809,595       9,573,626        0.1
           Components

           Pharmaceuticals           8,212   Novartis AG (Registered)                12,794,237      14,824,859        0.1

                                             Total Common Stocks in Switzerland      69,066,779      82,924,046        0.8

Thailand   Holding               1,373,300   BEC World Public Co., Ltd. (Foreign)     8,876,272       8,379,711        0.1
           Companies

                                             Total Common Stocks in Thailand          8,876,272       8,379,711        0.1

United     Banking               1,284,699   Barclays PLC                            21,602,911      27,684,657        0.3
Kingdom                          1,995,969   National Westminster Bank PLC           30,482,643      33,721,289        0.3
                                                                                   ------------    ------------      ------
                                                                                     52,085,554      61,405,946        0.6

           Building &              689,324   Jarvis PLC                               8,184,444       7,271,486        0.1
           Construction

           Computers               403,350   Misys PLC                                1,222,162       2,829,797        0.0

           Food &                1,756,839 ++Allied Domecq PLC                       12,616,881      16,179,082        0.1
           Beverage                672,142   Bass PLC                                 9,822,359       8,159,401        0.1
                                                                                   ------------    ------------      ------
                                                                                     22,439,240      24,338,483        0.2

           Holding               8,595,618   BTR PLC                                 35,874,337      15,040,165        0.1
           Companies



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
United     Insurance             1,393,942 ++Allied Zurich PLC                     $ 19,055,536    $ 16,664,878        0.2%
Kingdom                          1,758,447   Royal & Sun Alliance
(concluded)                                  Insurance Group PLC                     17,511,089      16,105,560        0.1
                                                                                   ------------    ------------      ------
                                                                                     36,566,625      32,770,438        0.3

           Manufacturing--       3,527,699   LucasVarity PLC                         11,264,222      12,049,830        0.1
           Automotive
           Supplies

           Metals & Mining         582,192   Rio Tinto PLC                            8,435,065       7,067,462        0.1

           Oil--Related          1,494,818   Shell Transport & Trading Co. PLC        8,845,970       9,079,354        0.1

           Pharmaceuticals         716,673   SmithKline Beecham PLC                   8,050,842       8,963,980        0.1

           Retail--Food          1,610,493   Safeway PLC                              9,038,358       8,089,828        0.1

           Retail Stores           301,675 ++Signet Group PLC (ADR)++++ (USD)           461,861       4,713,672        0.1

           Steel                 3,909,076   British Steel PLC                        9,053,760       6,708,991        0.1

           Telecommuni-            568,677   Cable & Wireless PLC                     4,292,301       6,379,692        0.1
           cations

                                             Total Common Stocks in the
                                             United Kingdom                         215,814,741     206,709,124        2.1

United     Aerospace &               9,565   Raytheon Company (Class A)                 307,416         535,640        0.0
States     Defense

           Apparel                 700,000 ++Fruit of the Loom, Inc. (Class A)       18,572,062      10,675,000        0.1

           Automobiles             150,000   General Motors Corp.                     5,384,509       9,459,375        0.1

           Banking               1,064,870   Banc One Corp.                          18,939,028      52,045,521        0.5
                                   259,000   Banknorth Group, Inc.                    1,865,422       8,223,250        0.1
                                 2,760,939 ++Golden State Bancorp Inc.               27,171,636      52,975,517        0.5
                                 2,440,239   Golden State Bancorp Inc.
                                             (Warrants) (a)                           4,603,013      11,667,393        0.1
                                   770,194   Golden State Bancorp Inc.
                                             (Warrants) (a)                                  --       9,531,151        0.1
                                 1,400,000   KeyCorp                                 20,571,401      42,437,500        0.5
                                   865,800   Mellon Bank Corp.                       17,209,198      52,056,225        0.5
                                   265,900   Oriental Financial Group                 3,509,880       8,508,800        0.1
                                 1,520,000   Republic New York Corp.                 33,998,213      63,555,000        0.6
                                                                                   ------------    ------------      ------
                                                                                    127,867,791     301,000,357        3.0

           Building                500,000   Chicago Bridge & Iron Company N.V.
           Products                          (NY Registered Shares) (USD)             8,322,525       5,093,750        0.1
                                   567,892   Flowserve Corporation                   14,089,137      10,222,056        0.1
                                                                                   ------------    ------------      ------
                                                                                     22,411,662      15,315,806        0.2

           Business Data           300,000 ++Imation Corp.                            5,102,179       5,306,250        0.1
           Processing

           Business              1,900,000 ++Information Resources, Inc. (q)         18,813,837      14,962,500        0.1
           Data Systems

           Chemicals               200,000   E.I. duPont de Nemours & Company        10,585,000      11,500,000        0.1
                                   300,000   Geon Company (The)                       5,955,557       6,506,250        0.1
                                                                                   ------------    ------------      ------
                                                                                     16,540,557      18,006,250        0.2

           Commercial            1,400,000 ++Cendant Corporation                     23,126,242      16,012,500        0.2
           Services

           Computer                200,000   Electronic Data Systems Corp.            8,356,515       8,137,500        0.1
           Services

           Computer                337,500 ++Boole & Babbage, Inc.                    1,329,492       8,985,938        0.1
           Software              1,500,000 ++FileNET Corporation                      6,763,616      13,687,500        0.2
                                 2,400,000 ++Inprise Corporation                     33,535,053      11,850,000        0.1
                                   700,000 ++Oracle Corporation                      13,629,360      20,693,750        0.2
                                                                                   ------------    ------------      ------
                                                                                     55,257,521      55,217,188        0.6

           Computers &           3,000,000 ++Iomega Corporation                      17,321,233      16,125,000        0.2
           Technology            1,012,300 ++Komag, Inc.                             17,354,599       5,630,919        0.0
                                 1,125,300 ++Silicon Graphics, Inc.                  16,988,580      12,659,625        0.1
                                                                                   ------------    ------------      ------
                                                                                     51,664,412      34,415,544        0.3

           Construction &          200,000 ++Hovnanian Enterprises, Inc.
           Housing                           (Class A)                                1,750,602       1,700,000        0.0

           Construction            500,000   TJ International, Inc.                   8,846,801       9,750,000        0.1
           Products

           Consumer--               90,770 ++Ascent Entertainment Group, Inc.           631,090         618,371        0.0
           Miscellaneous

           Containers              504,000 ++Stone Container Corporation             6,194,634       4,819,500        0.0

           Electronics             500,000 ++3Com Corporation                        14,968,750      18,031,250        0.2
                                 2,300,000 ++Cabletron Systems, Inc.                 34,233,860      26,162,500        0.3
                                 2,101,000 ++Checkpoint Systems, Inc. (q)            23,069,827      24,949,375        0.2
                                 1,250,000 ++MEMC Electronic Materials, Inc.         24,090,092       8,593,750        0.1
                                 1,120,000   Millipore Corporation                   30,875,193      27,580,000        0.3
                                   850,000   Motorola, Inc.                          46,443,770      44,200,000        0.4
                                 1,800,000 ++Silicon Valley Group, Inc.              29,633,597      23,062,500        0.2
                                   190,800 ++SpeedFam International, Inc.             1,828,550       3,052,800        0.0
                                   500,000   Tektronix, Inc.                          8,230,864       8,937,500        0.1
                                                                                   ------------    ------------      ------
                                                                                    213,374,503     184,569,675        1.8

           Energy &              1,079,400   Arch Coal, Inc.                         28,887,320      19,226,813        0.2
           Petroleum                46,400   Mitchell Energy Development
                                             Corp. (Class A)                            675,716         646,700        0.0
                                   174,350   Mitchell Energy Development
                                             Corp. (Class B)                          2,755,451       2,451,797        0.0
                                    50,000   Murphy Oil Corp.                         1,688,446       2,065,625        0.0
                                 1,500,000   Occidental Petroleum Corporation        28,058,743      29,812,500        0.3
                                    15,000 ++Plains Resources, Inc.                      85,955         255,000        0.0
                                 1,402,978 ++Santa Fe Energy Resources, Inc.          7,579,573      11,399,196        0.1
                                 1,000,000 ++TransTexas Gas Corp.                    16,636,708       1,562,500        0.0
                                   200,000   USX-Marathon Group                       3,413,440       6,537,500        0.1
                                                                                   ------------    ------------      ------
                                                                                     89,781,352      73,957,631        0.7

           Finance                 250,000 ++Friedman, Billings, Ramsey & Company     1,536,900       1,281,250        0.0

           Financial               163,600   American Capital Strategies, Ltd.        2,454,000       2,147,250        0.0
           Services              1,972,900   Anthracite Capital, Inc. (q)            29,662,250      11,344,175        0.1
                                                                                   ------------    ------------      ------
                                                                                     32,116,250      13,491,425        0.1

           Forest Products         394,200   Deltic Timber Corporation               11,221,223       9,608,625        0.1

           Gaming                1,235,000 ++Scientific Games Holdings
                                             Corp. (c)(q)                            27,568,304      20,454,687        0.2

           Healthcare              360,000 ++Advocat, Inc. (q)                        3,422,500       2,025,000        0.0
           Services                350,000   Baxter International, Inc.               6,993,156      20,978,125        0.2
                                 2,004,700 ++Beverly Enterprises, Inc.               15,182,383      13,531,725        0.1
                                 2,200,000 ++Humana, Inc.                            34,843,605      41,662,500        0.4
                                   137,577 ++LTC Healthcare Inc.                        619,051         326,745        0.0
                                 2,200,000 ++Oxford Health Plans, Inc.               46,828,521      25,987,500        0.3
                                   500,000 ++PharMerica, Inc.                         2,877,800       1,671,875        0.0
                                   121,600 ++Sierra Health Services, Inc.             1,972,319       2,834,800        0.0
                                   550,000   United HealthCare Corporation           17,673,163      23,959,375        0.3
                                                                                   ------------    ------------      ------
                                                                                    130,412,498     132,977,645        1.3



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
United     Industrial               15,000   Bar Technologies Ltd.
States                                       (Warrants) (a) (h)                    $    838,256    $    825,000        0.0%
(continued)                        179,802   Cooper Industries, Inc.                  6,534,892       7,933,763        0.1
                                                                                   ------------    ------------      ------
                                                                                      7,373,148       8,758,763        0.1

           Information              55,200 ++Billing Concepts Corp.                     557,750         772,800        0.0
           Processing

           Insurance             2,498,000   AGCO Corporation                        19,259,883      23,731,000        0.2
                                   100,000   Aetna Inc.                               9,042,500       7,462,500        0.1
                                   260,000   American General Corp.                   6,766,740      17,810,000        0.2
                                   186,300   Horace Mann Educators, Inc.              2,143,166       5,332,837        0.0
                                 1,947,500 ++Risk Capital Holdings Inc. (q)          34,313,406      38,950,000        0.4
                                                                                   ------------    ------------      ------
                                                                                     71,525,695      93,286,337        0.9

           Machinery               700,000 ++Weatherford International, Inc.         12,643,639      19,031,250        0.2

           Metals &                155,000   Aluminum Company of America              8,643,584      12,283,750        0.1
           Mining                1,400,000   Battle Mountain Gold Company             8,838,297       7,612,500        0.0
                                 1,100,000   Commonwealth Industries Inc.            17,690,878       8,112,500        0.1
                                   100,000   National Steel Corp.                       905,000         643,750        0.0
                                   850,000   Newmont Mining Corporation              31,553,907      18,062,500        0.2
                                   400,000   Nucor Corporation                       18,363,133      18,125,000        0.2
                                   132,800   Reynolds Metals Co.                      5,801,771       7,959,700        0.1
                                                                                   ------------    ------------      ------
                                                                                     91,796,570      72,799,700        0.7

           Metals--                700,000 ++USEC Inc.                                9,975,000      10,237,500        0.1
           Non-Ferrous

           Multi-Industry           90,000   Loews Corp.                              3,984,675       8,454,375        0.1

           Natural                 210,519   Freeport-McMoRan Copper &
           Resources                         Gold, Inc. (Class B)                     3,665,657       2,592,015        0.0

           Oil & Gas               820,700 ++Rowan Companies Inc.                    11,527,737      11,951,444        0.1
           Producers               600,000 ++Tom Brown, Inc.                         10,596,357       8,625,000        0.1
                                   300,000   Transocean Offshore Inc.                 9,669,913      11,081,250        0.1
                                                                                   ------------    ------------      ------
                                                                                     31,794,007      31,657,694        0.3

           Oil Field               201,900 ++Veritas DGC Inc.                         2,715,091       3,760,387        0.0
           Equipment

           Oil Services            200,000   Diamond Offshore Drilling Inc.           5,150,000       6,137,500        0.0
                                 3,000,000 ++Input/Output, Inc. (q)                  29,721,830      26,625,000        0.3
                                 2,780,000 ++Noble Drilling Corp.                    20,861,045      47,781,250        0.5
                                   350,000   Schlumberger Limited                    19,517,500      18,375,000        0.2
                                   300,000   Tidewater Inc.                          13,101,460       8,493,750        0.1
                                                                                   ------------    ------------      ------
                                                                                     88,351,835     107,412,500        1.1

           Paper                   160,200   Boise Cascade Corporation                4,225,000       4,485,600        0.1
                                   165,000   Fort James Corporation                   3,091,744       6,651,562        0.1
                                   240,000   Louisiana-Pacific Corp.                  5,273,733       4,260,000        0.0
                                                                                   ------------    ------------      ------
                                                                                     12,590,477      15,397,162        0.2

           Pollution             2,000,000 ++Safety-Kleen Corp.                       5,574,398       6,125,000        0.1
           Control

           Publishing              300,000   Reader's Digest Association,
                                             Inc. (Class A)                           7,030,450       6,525,000        0.1

           Real Estate           2,574,465 ++Catellus Development Corp.              22,351,219      35,398,894        0.3
                                 3,633,600 ++Security Capital Group Inc.
                                             (Class B)                               78,475,062      57,910,500        0.6
                                 2,665,000 ++Security Capital U.S. Realty            23,840,431      22,919,000        0.2
                                   700,000   United Dominion Realty Trust, Inc.       8,034,273       7,787,500        0.1
                                                                                   ------------    ------------      ------
                                                                                    132,700,985     124,015,894        1.2

           Real Estate             800,000   AMB Property Corporation                17,751,525      18,400,000        0.2
           Investment              382,713   Apartment Investment & Management Co.   10,766,036      13,371,035        0.1
           Trusts                  100,000   CarrAmerica Realty Corporation           2,264,699       2,250,000        0.0
                                    91,991 ++Horizon Group Properties, Inc.             551,946         321,968        0.0
                                 3,042,500   Imperial Credit Commercial Mortgage
                                             Investment Corp. (q)                    42,303,825      25,290,781        0.3
                                 2,642,500   Meditrust Corporation                   58,030,948      42,940,625        0.4
                                    63,400   National Health Investors, Inc.          1,621,138       1,787,087        0.0
                                    54,400   Nationwide Health Properties, Inc.       1,104,453       1,254,600        0.0
                                 2,039,825   Prime Retail, Inc.                      21,446,145      19,760,805        0.2
                                   400,000   Taubman Centers, Inc.                    3,512,161       5,475,000        0.1
                                   920,000   Walden Residential Properties,
                                             Inc. (Warrants) (a)                      1,125,068         920,000        0.0
                                   365,000   Wilshire Real Estate Investment
                                             Trust Inc.                               5,840,000       1,072,187        0.0
                                                                                   ------------    ------------      ------
                                                                                    166,317,944     132,844,088        1.3

           Retail                  206,500 ++Coinstar Inc. (h)                          311,636       1,445,500        0.0
                                   850,000   Heilig-Meyers Company                   11,224,247       6,534,375        0.1
                                                                                   ------------    ------------      ------
                                                                                     11,535,883       7,979,875        0.1

           Retail--              1,000,000 ++Ugly Duckling Corporation (q)           13,010,625       5,125,000        0.1
           Automotive

           Retail Stores         1,110,000 ++Filene's Basement Corp. (q)             10,092,619       2,081,250        0.0
                                   300,000   J. Baker, Inc.                           5,134,145       1,612,500        0.0
                                   700,000 ++Toys 'R' Us, Inc.                       15,851,134      13,693,750        0.2
                                                                                   ------------    ------------      ------
                                                                                     31,077,898      17,387,500        0.2

           Savings Banks           572,886   Sovereign Bancorp, Inc.                  1,552,137       7,483,323        0.1

           Semiconductors        3,235,500 ++Cypress Semiconductor Corporation       25,899,931      35,994,937        0.4

           Telecommuni-            300,000 ++Allen Telecom Inc.                       3,338,218       1,650,000        0.0
           cations               8,143,458 ++CAI Wireless Systems, Inc.               1,560,093         244,304        0.0
                                 1,375,800 ++CellNet Data Systems, Inc.              12,252,498       8,684,737        0.1
                                   120,363   CellNet Data Systems, Inc.
                                             (Warrants) (a) (h)                      13,716,570         962,904        0.0
                                 2,770,200 ++General Communication, Inc.
                                             (Class A) (q)                           18,631,175       8,310,600        0.1
                                 2,500,000 ++Glenayre Technologies, Inc.             25,609,813      15,000,000        0.2
                                   250,000 ++Leap Wireless International, Inc.        1,187,500       1,507,812        0.0
                                 1,150,000 ++QUALCOMM, Inc.                          58,163,532      63,825,000        0.6
                                    47,000   United USN Inc. (Class A)
                                             (Warrants) (a) (h)                       5,840,131         352,500        0.0
                                    14,113   United USN Inc. (Warrants)(a) (h)        1,084,937          49,395        0.0
                                 1,173,000 ++Western Wireless Corporation            14,471,208      23,460,000        0.2
                                    18,315   Wireless One, Inc. (Warrants) (a)           18,315             183        0.0
                                                                                   ------------    ------------      ------
                                                                                    155,873,990     124,047,435        1.2

           Textiles              2,600,000 ++Burlington Industries, Inc.             34,175,185      24,050,000        0.2

           Tobacco               1,875,700   DIMON, Inc.                             29,253,130      24,266,869        0.2

           Transportation          314,700 ++Consolidated Freightways Corp.           4,786,052       3,402,694        0.0
                                   418,500   J.B. Hunt Transport Services, Inc.       5,601,838       6,983,719        0.1
                                   450,000   Union Pacific Corporation               19,534,654      21,431,250        0.2
                                                                                   ------------    ------------      ------
                                                                                     29,922,544      31,817,663        0.3


Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                                  Shares                                                             Value      Percent of
COUNTRY    Industries              Held            Common Stocks                        Cost       (Note 1a)    Net Assets
United     Utilities--           1,250,000   Allegheny Energy, Inc.                $ 27,315,551    $ 38,437,500        0.4%
States     Electric                 47,570 ++BayCorp Holdings, Ltd.                   2,549,753         214,065        0.0
(con-      & Gas                   301,000   Central and South West Corporation       5,993,939       8,371,562        0.1
cluded)                          4,075,061   Citizens Utilities Company (Class B)    35,740,880      36,675,549        0.4
                                 4,112,285 ++El Paso Electric Company (q)            21,589,496      35,982,494        0.3
                                 1,690,000   Entergy Corporation                     45,009,672      48,587,500        0.5
                                 1,777,900   Houston Industries, Inc.                36,190,583      55,226,019        0.5
                                 1,500,000 ++Niagara Mohawk Power Corp.              23,789,306      21,937,500        0.2
                                 1,832,500   Potomac Electric Power Company          41,904,680      47,988,594        0.5
                                   752,100   Texas Utilities Co.                     24,177,575      32,904,375        0.3
                                   698,800   Unicom Corporation                      16,022,083      26,336,025        0.3
                                                                                   ------------    ------------      ------
                                                                                    280,283,518     352,661,183        3.5

                                             Total Common Stocks in the
                                             United States                        2,138,021,022   2,216,756,969       22.0

Venezuela  Telecommuni-            400,000   Compania Anonima Nacional
           cations                           Telefonos de Venezuela S.A.
                                             (CANTV) (ADR)++++ (USD)                  4,856,604       6,200,000        0.1

                                             Total Common Stocks in Venezuela         4,856,604       6,200,000        0.1

                                             Total Investments in
                                             Common Stocks                        4,618,091,112   4,617,630,000       45.8


                                                Equity Closed-End Funds


Austria    Financial               320,000   Austria Fund (USD)                       2,642,431       3,180,000        0.1
           Services

                                             Total Equity Closed-End Funds
                                             in Austria                               2,642,431       3,180,000        0.1

Indonesia  Financial                25,600   Jakarta Growth Fund (USD)                  158,080          56,000        0.0
           Services

                                             Total Equity Closed-End Funds
                                             in Indonesia                               158,080          56,000        0.0

Ireland    Financial               150,000   Irish Investment Fund, Inc. (USD)        1,086,041       2,681,250        0.0
           Services

                                             Total Equity Closed-End Funds
                                             in Ireland                               1,086,041       2,681,250        0.0

Italy      Financial               150,000   Italy Fund (USD)                         1,198,520       2,025,000        0.0
           Services

                                             Total Equity Closed-End Funds
                                             in Italy                                 1,198,520       2,025,000        0.0

South      Financial               125,000 ++Fidelity Advisor Korea Fund
Korea      Services                          (The) (USD)                              1,088,750         554,687        0.0
                                   200,000 ++Korea Equity Fund (USD)                  1,369,598         587,500        0.0
                                 1,400,528 ++Korea Fund, Inc. (USD)                  19,847,163      11,641,889        0.1
                                   200,000 ++Korean Invesment Fund, Inc. (USD)        1,561,000         662,500        0.0

                                             Total Equity Closed-End Funds
                                             in South Korea                          23,866,511      13,446,576        0.1

                                             Total Investments in
                                             Equity Closed-End Funds                 28,951,583      21,388,826        0.2

                                                       Preferred Stocks

Australia  Publishing              600,000   News Corporation Limited
                                             (The) (ADR)++++ (USD)                   10,451,056      14,512,500        0.1

                                             Total Preferred Stocks in Australia     10,451,056      14,512,500        0.1

Germany    Chemicals               138,305   Henkel KGaA                              5,886,677      11,824,869        0.1

           Machinery &             157,130   Jungheinrich AG                          3,186,845       2,088,737        0.0
           Equipment

           Medical                  31,335   Fresenius AG                             6,199,809       5,377,124        0.1
           Equipment

           Multi-Industry          450,000   RWE AG                                   8,725,424      16,450,151        0.2

                                             Total Preferred Stocks in Germany       23,998,755      35,740,881        0.4

Norway     Financial               175,000   A/S Eksportfinans (8.70%) (USD)          4,377,500       4,921,875        0.0
           Services

                                             Total Preferred Stocks in Norway         4,377,500       4,921,875        0.0

Portugal   Banking                 181,400   BCP International Bank (8%
                                             Convertible) (USD)                      13,480,528      20,316,800        0.2

                                             Total Preferred Stocks in Portugal      13,480,528      20,316,800        0.2

Spain      Banking                 225,000   Santander Overseas Bank
                                             (8% Series D) (USD)                      5,463,250       5,835,937        0.1

                                             Total Preferred Stocks in Spain          5,463,250       5,835,937        0.1

United     Banking                 870,000   California Federal Bank (9.125%,
States                                       Series A)                               21,735,500      22,293,750        0.2
           Cable                 1,000,000   Diva Systems Corp. (Convertible,
           Television                        Series C) (p)                            8,410,000       4,000,000        0.0
                                 1,000,000   Diva Systems Corp. (Convertible,
                                             Series D) (h)                           11,440,000       4,000,000        0.1
                                                                                   ------------    ------------      ------
                                                                                     19,850,000       8,000,000        0.1

           Natural                 150,000   Cyprus Amax Minerals Co.
           Resources                         (Convertible, Series A)                  9,188,313       5,550,000        0.1
                                   348,700   Freeport-McMoRan Copper & Gold, Inc.
                                             (5% Convertible, Series A)               7,918,834       5,186,912        0.1
                                   219,000   Freeport-McMoRan Inc. (3.50%
                                             Convertible--Gold, Series B)             7,703,330       4,188,375        0.0
                                                                                   ------------    ------------      ------
                                                                                     24,810,477      14,925,287        0.2

           Publishing              198,500   Reader's Digest Association, Inc.
                                             (8.25% Convertible, Class A)             4,652,344       4,540,687        0.1

           Railroads                40,000   Union Pacific Capital Trust
                                             (6.25% Convertible)                      1,793,600       1,840,000        0.0

           Real                    476,800   Apartment Investment & Management
           Estate                            Trusts Co. (9.375%, Series G)           11,751,900      10,608,800        0.1
           Investment              298,746   Bradley Real Estate Inc.
           Trusts                            (8.40% Convertible, Series A)            6,852,856       7,169,904        0.1
                                    97,300   Carramerica Realty Corp.
                                             (8.55%, Series C)                        2,398,445       2,158,844        0.0
                                   400,000   Crown American Realty Trust
                                             (11%, Series A)                         20,000,000      19,850,000        0.2
                                   139,200   First Union Real Estate Investments
                                             (8.40% Convertible, Series A)            3,480,000       3,271,200        0.0
                                   350,000   National Health Investors, Inc.
                                             (8.50% Convertible)                      8,750,000       8,750,000        0.1
                                   717,500   Prime Retail, Inc. (10.50%)             16,366,161      17,758,125        0.2
                                             Walden Residential Properties, Inc.:
                                    50,000    ++(9.16% Convertible, Series B)         1,418,750       1,250,000        0.0
                                 1,078,000      (9.20% Convertible, Series S)        26,269,636      24,255,000        0.2
                                                                                   ------------    ------------      ------
                                                                                     97,287,748      95,071,873        0.9

           Utilities                77,600   Citizens Utilities Company
                                             (5% Convertible)                         3,398,931       3,428,950        0.0

                                             Total Preferred Stocks
                                             in the United States                   173,528,600     150,100,547        1.5

                                             Total Investments in
                                             Preferred Stocks                       231,299,689     231,428,540        2.3



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                        Currency     Face                                                             Value     Percent of
COUNTRY    Industries Denomination  Amount     Fixed-Income Securities                  Cost        (Note 1a)   Net Assets
Argentina  Banking     USD      45,000,000   Banco Rio de la Plata
                                             S.A., 8.75% due 12/15/2003            $ 36,900,950    $ 40,387,500        0.4%

           Food/Dairy  USD      23,500,000   Mastellone Hermanos S.A.,
           Products                          11.75% due 4/01/2008                    23,687,500      14,100,000        0.2


           Government                        City of Buenos Aires:
           Obligations ARS      36,550,000      10.50% due 5/28/2004                 31,996,453      23,765,818        0.3
                       USD      14,229,000      11.25% due 4/11/2007
                                                (Regulation S)                       13,888,779      12,094,650        0.1
                       USD      38,000,000      11.25% due 4/11/2007 (h)             37,715,000      32,300,000        0.3
                                             Republic of Argentina:
                       USD     113,411,000      Floating Rate Brady Bonds,
                                                Series L, 6.625% due
                                                3/31/2005 (d) (o)                    83,086,788      94,060,248        0.9
                       USD      80,000,000      Floating Rate Discount Brady
                                                Notes, 6.437% due
                                                3/31/2023 (o)                        55,033,285      52,800,000        0.5
                       USD      85,000,000      Global Bonds, 11.375% due
                                                1/30/2017                            82,988,125      81,653,125        0.8
                       USD     194,850,000      Global Bonds, 9.75% due
                                                9/19/2027                           149,230,980     168,179,906        1.7
                       USD      30,000,000      Par 'L' Bonds, 5.75% due
                                                3/31/2023 (o)                        18,767,947      20,925,000        0.2
                                                                                   ------------    ------------      ------
                                                                                    472,707,357     485,778,747        4.8

                                             Total Fixed-Income Securities
                                             in Argentina                           533,295,807     540,266,247        5.4

Brazil     Banking                           Banco Nacional de Desenvolvimiento
                                             Economico e Social:
                       USD       7,500,000      9% due 9/24/2007                      6,675,000       4,875,000        0.0
                       USD      66,950,000      10.80% due 6/16/2008                 42,830,500      45,526,000        0.5
                                                                                   ------------    ------------      ------
                                                                                     49,505,500      50,401,000        0.5

           Government  USD      35,000,000   Brazil Exit Bonds, 6% due
           Obligations                       9/15/2013 (o)                           20,127,690      22,750,000        0.2
                       USD      10,000,000   Republic of Brazil, Par 'L' Bonds,
                                             5.50% due 4/15/2024 (o)                  6,100,000       6,125,000        0.1
                                                                                   ------------    ------------      ------
                                                                                     26,227,690      28,875,000        0.3

           Industrial  USD       9,500,000   Companhia Vale Do Rio Doce,
                                             10% due 4/02/2004                        8,265,000       7,980,000        0.1
                                             Globo Comunicacoes e
                                             Partcipacoes S.A.:
                       USD      11,000,000      10.625% due 6/21/2004                10,596,250      10,532,500        0.1
                       USD      13,000,000      10.625% due 12/05/2008 (h)           12,954,500       6,890,000        0.0
                                                                                   ------------    ------------      ------
                                                                                     31,815,750      25,402,500        0.2

           Metals      USD      30,000,000   CSN Iron Panama S.A., 9.125%
                                             due 6/01/2007                           28,000,000      16,800,000        0.2

           Utilities   USD      32,250,000   Espirito Santo--Escelsa, 10%
                                             due 7/15/2007 (h)                       31,726,875      18,221,250        0.2

                                             Total Fixed-Income Securities
                                             in Brazil                              167,275,815     139,699,750        1.4

Canada     Cable/      CAD       7,545,000   Rogers Cablesystem Inc., 9.65%
           Telecom-                          due 1/15/2014                            4,397,424       4,340,130        0.1
           munications CAD       5,000,000   Rogers Communications Inc.,
                                             Convertible Bonds, 7.50% due
                                             9/01/1999                                3,394,000       3,183,170        0.0
                                                                                   ------------    ------------      ------
                                                                                      7,791,424       7,523,300        0.1

           Industrial  USD      28,000,000   Ainsworth Lumber Company, 12.50%
           --Services                        due 7/15/2007+++                        27,281,230      24,780,000        0.2

           Paper &     CAD       2,000,000   MacMillan Bloedel Limited,
           Forest                            Convertible Bonds, 5%
           Products                          due 5/01/2007                            1,024,416       1,047,053        0.0

           Real        CAD      16,501,370   First Place Tower, Inc.,
           Estate                            Convertible Bonds, 10.78%
                                             due 12/15/2015 (e)                      26,573,774      27,196,544        0.3

                                             Total Fixed-Income Securities
                                             in Canada                               62,670,844      60,546,897        0.6

Cayman     Multi-      USD      50,000,000   Beta Finance Inc., 0.20%
Islands    Industry                          due 5/27/2000 (h)                       51,191,648      52,550,000        0.5

                                             Total Fixed-Income Securities
                                             in the Cayman Islands                   51,191,648      52,550,000        0.5

Chile      Utilities--                       Empresa Electricidad del Norte:
           Electric    USD      28,500,000      10.50% due 6/15/2005 (h)             28,625,000      20,520,000        0.2
                       USD       9,000,000      10.50% due 6/15/2005
                                                (Regulation S)                        6,941,250       6,480,000        0.1

                                             Total Fixed-Income Securities
                                             in Chile                                35,566,250      27,000,000        0.3

China      Multi-      USD      16,450,000   Guangdong Investment Finance Inc.,
           Industry                          Convertible Bonds, 1% due
                                             7/07/2002                               15,952,406       8,225,000        0.1
                       USD      19,050,000   Shanghai Industrial Investment
                                             Treasury Co., Convertible Bonds,
                                             1% due 2/24/2003                        13,356,692      14,430,375        0.1
                       USD       4,450,000   Shanghai Investment Holding Co.,
                                             Convertible Bonds, 1% due
                                             6/12/2002                                4,103,654       3,404,250        0.1
                                                                                   ------------    ------------      ------
                                                                                     33,412,752      26,059,625        0.3

           Utilities   USD      56,500,000   Huaneng Power International PLC,
           --Electric                        Convertible Bonds, 1.75% due
                                             5/21/2004                               47,097,369      50,002,500        0.5

                                             Total Fixed-Income Securities
                                             in China                                80,510,121      76,062,125        0.8

France     Banking     ECU       2,000,000   Credit Local de France, 0% due
                                             10/16/2001 (b)                           2,131,443       2,096,820        0.0

           Insurance   FRF         127,059   Finaxa, Convertible Bonds, 3%
                                             due 1/01/2007                           16,464,581      17,831,939        0.2

           Real Estate FRF     184,000,000   Societe Fonciere Lyonnaise
                                             S.A., Convertible Bonds,
                                             4% due 10/31/2004                       31,570,373      39,533,837        0.4

                                             Total Fixed-Income Securities
                                             in France                               50,166,397      59,462,596        0.6

Germany    Banking     DEM       2,310,000   Commerzbank AG, Floating Rate
                                             Convertible Bonds,
                                             0% due 12/31/2000 (b)                    1,556,456       3,154,441        0.0

           Electrical  USD       1,000,000   Siemens AG, 8% due 6/24/2002             1,027,467       1,087,500        0.0
           Equipment

           Financial   USD       5,875,000   Veba International Finance (with
           Services                          Warrants), 6% due 4/06/2000 (a)          2,965,841       5,919,062        0.1

                                             Total Fixed-Income Securities
                                             in Germany                               5,549,764      10,161,003        0.1

Hong       Multi-      USD      17,250,000   First Pacific Capital Ltd., Convertible
Kong       Industry                          Bonds, 2% due 3/27/2002                 16,927,221      13,455,000        0.1
                       USD      16,000,000   Hutchinson Delta Finance, Convertible
                                             Bonds, 7% due 11/08/2001                16,640,000      16,320,000        0.2
                                             Hutchison Whampoa Ltd.:
                       USD      49,250,000      7.45% due 8/01/2017                  41,025,000      38,415,000        0.4
                       USD      24,400,000      7.50% due 8/01/2027                  19,671,062      18,605,000        0.2
                                                                                   ------------    ------------      ------
                                                                                     94,263,283      86,795,000        0.9

           Utilities-- USD      26,250,000   Cathay International Ltd., 13%
           Infra-                            due 4/15/2008 (h)                       26,118,750      10,500,000        0.1
           structure

                                             Total Fixed-Income Securities
                                             in Hong Kong                           120,382,033      97,295,000        1.0

Indonesia  Paper &     USD      35,000,000   APP Global Finance (V) Ltd.,
           Forest                            Convertible Bonds, 2% due
           Products                          7/25/2000 (h)                           35,406,500      22,225,000        0.2
                       USD       7,650,000   APP International Finance
                                             VII (Mauritius), Convertible
                                             Bonds, 3.50% due 4/30/2003               6,196,500       4,245,750        0.1
                       USD       3,965,000   PT Indah Kiat Pulp & Paper,
                                             8.875% due 11/01/2000 (h)                3,300,862       2,359,175        0.0

                                             Total Fixed-Income Securities
                                             in Indonesia                            44,903,862      28,829,925        0.3



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                         Currency    Face                                                             Value     Percent of
COUNTRY    Industries  Denomination Amount     Fixed-Income Securities                  Cost        (Note 1a)   Net Assets
Japan      Banking     JPY   1,990,000,000   AB International (Cayman)
                                             Trust, Convertible Preference
                                             Shares, 0.50% due 8/01/2007           $ 11,572,219    $ 13,029,152        0.1%
                       JPY   8,991,000,000   Fuji International Finance
                                             Trust, Convertible Preference
                                             Shares, 0.25% due 2/01/2002             57,009,671      25,476,816        0.3
                       USD      23,250,000   MBL International Finance
                                             (Bermuda), Convertible
                                             Bonds, 3% due 11/30/2002                22,298,437      20,983,125        0.2
                       JPY   5,410,000,000   Sumitomo Bank International
                                             Finance NV, Convertible Bonds,
                                             0.75% due 5/31/2001                     44,571,881      43,898,763        0.4
                                                                                   ------------    ------------      ------
                                                                                    135,452,208     103,387,856        1.0

           Beverages   JPY   1,268,000,000   Kinki Coca-Cola Bottling Co.,
                                             Ltd., 0.85% due 12/30/2003              11,282,608      11,432,251        0.1
                       JPY   1,706,000,000   Sanyo Coca-Cola Bottling Inc.,
                                             #1 Convertible Bonds,
                                             0.90% due 6/30/2003                     15,053,901      14,209,342        0.1
                       JPY     552,000,000   Shikoku Coca-Cola Bottling Co., Ltd.,
                                             #1 Convertible Bonds, 2.40%
                                             due 3/29/2002                            5,152,497       4,858,320        0.1
                                                                                   ------------    ------------      ------
                                                                                     31,489,006      30,499,913        0.3

           Chemicals                         Shin-Etsu Chemical Co., Ltd.,
                                             Convertible Bonds:
                       JPY     148,000,000      #5, 1.30% due 3/31/1999               1,577,446       1,680,027        0.0
                       JPY     301,000,000      #6, 0.40% due 9/30/2005               2,987,802       3,204,877        0.0
                       USD       4,700,000   Shin-Etsu Chemical Co., Ltd.
                                             (with Warrants), 3.375%
                                             due 8/08/2000 (a)                        3,274,060       4,482,625        0.1
                                                                                   ------------    ------------      ------
                                                                                      7,839,308       9,367,529        0.1

           Electrical  JPY   1,339,000,000   Matsushita Electric Works, Ltd.,
           Equipment                         #9 Convertible Bonds, 1% due
                                             11/30/2005                              13,252,580      11,842,435        0.1

           Electronics JPY     650,000,000   Matsushita Electric Industrial
                                             Co., Ltd., #5 Convertible Bonds,
                                             1.30% due 3/29/2002                      6,133,347       6,418,513        0.1

           Industrial  JPY   1,492,000,000   Fuji Heavy Industries, Ltd., #4
                                             Convertible Bonds, 0.90%
                                             due 9/30/2003                           13,672,391      14,668,899        0.2

           Insurance   JPY     456,000,000   Mitsui Marine & Fire Insurance
                                             Co., Ltd., #3 Convertible Bonds,
                                             0.70% due 3/31/2003                      3,786,983       3,856,775        0.0
                       JPY     117,000,000   Nichido Fire & Marine Insurance
                                             Co., Ltd., #5 Convertible Bonds,
                                             1% due 3/31/2003                         1,109,381         991,577        0.0
                                             Nisshin Fire & Marine Insurance
                                             Co., Ltd., Convertible Bonds:
                       JPY     900,000,000      #1, 0.65% due 3/31/2004               7,132,646       6,939,722        0.1
                       JPY   1,626,000,000      #2, 0.75% due 3/31/2006              12,682,239      11,448,738        0.1
                                             Sumitomo Marine & Fire Insurance
                                             Co., Ltd., Convertible Bonds:
                       JPY     300,000,000      #3, 1.10% due 3/29/2002               2,522,005       2,717,671        0.0
                       JPY   1,527,000,000      #4, 1.20% due 3/31/2004              13,104,977      14,029,624        0.1
                       JPY     588,000,000   Yasuda Fire & Marine Insurance Co.,
                                             Ltd., #3 Convertible Bonds, 0.60%
                                             due 3/30/2001                            4,903,719       4,983,308        0.1
                                                                                   ------------    ------------      ------
                                                                                     45,241,950      44,967,415        0.4

                                             Total Fixed-Income Securities
                                             in Japan                               253,080,790     221,152,560        2.2

Malaysia   Oil--                             Petroliam Nasional BHD:
           Related     USD      35,950,000      7.125% due 8/15/2005 (h)             23,632,125      26,243,500        0.3
                       USD      12,100,000      7.125% due 10/18/2006                 7,662,500       8,591,000        0.1
                       USD      63,125,000      7.75% due 8/15/2015 (h)              32,826,875      39,768,750        0.4
                       USD     105,364,000      7.625% due 10/15/2026                67,763,344      65,325,680        0.6
                                                                                   ------------    ------------      ------
                                                                                    131,884,844     139,928,930        1.4

           Telecommuni-                      Telekom Malaysia BHD:
           cations     USD      61,825,000      7.875% due 8/01/2025
                                                (Regulation S)                       42,609,110      37,713,250        0.4
                       USD       3,000,000      Convertible Bonds, 4% due
                                                10/03/2004 (h)                        2,523,750       1,725,000        0.0
                       USD      62,350,000      Convertible Bonds, 4% due
                                                10/03/2004 (Regulation S)            52,446,837      35,851,250        0.4
                       USD       5,250,000      Convertible Bonds, 7.875%
                                                due 8/01/2025 (h)                     4,213,125       3,202,500        0.0
                                                                                   ------------    ------------      ------
                                                                                    101,792,822      78,492,000        0.8

                                             Total Fixed-Income Securities
                                             in Malaysia                            233,677,666     218,420,930        2.2

Mexico     Government                        United Mexican States, Global Bonds:
           Obligations USD       9,000,000      11.375% due 9/15/2016                 7,976,250       8,893,125        0.1
                       USD      14,350,000      11.50% due 5/15/2026                 11,896,781      14,771,531        0.2
                                                                                   ------------    ------------      ------
                                                                                     19,873,031      23,664,656        0.3

           Oil--                             Petroleos Mexicanos:
           Related     USD      61,500,000      9.25% due 3/30/2018
                                                (Regulation S)                       54,948,750      50,430,000        0.5
                       USD      45,150,000      8.625% due 12/01/2023 (p)            25,007,000      33,072,375        0.3
                                                                                   ------------    ------------      ------
                                                                                     79,955,750      83,502,375        0.8

                                             Total Fixed-Income Securities
                                             in Mexico                               99,828,781     107,167,031        1.1

New        Government  NZD      25,000,000   New Zealand Index Linked Notes,
Zealand    Obligations                       4.50% due 2/15/2016                     14,057,411      13,659,879        0.1

                                             Total Fixed-Income Securities
                                             in New Zealand                          14,057,411      13,659,879        0.1

Philip-    Banking     USD      31,000,000   ING Bank N.V.(London), 0%
pines                                        due 2/12/1999 (b) (p)                   31,000,000      31,106,665        0.3

           Multi-                            AC International Finance,
           Industry                             Convertible Bonds:
                       USD      26,750,000      0% due 12/08/2000 (b)                21,711,377      21,400,000        0.2
                       USD      13,300,000      0.50% due 7/30/2002                  12,562,276      12,901,000        0.1
                                                                                   ------------    ------------      ------
                                                                                     34,273,653      34,301,000        0.3

                                             Total Fixed-Income Securities
                                             in the Philippines                      65,273,653      65,407,665        0.6

Russia     Government  USD      57,400,000   City of St. Petersburg, 9.50%
           Obligations                       due 6/18/2002                           21,442,562      10,619,000        0.1
                                             Russian Federation Bonds (r):
                       USD      13,800,000      9.25% due 11/27/2001
                                                (Regulation S)                        7,349,645       4,002,000        0.1
                       USD     116,300,000      8.75% due 7/24/2005 (h)              26,038,253      22,678,500        0.2
                       USD     142,750,000      12.75% due 6/24/2028 (h)            131,353,237      33,546,250        0.3
                       USD      31,900,000      12.75% due 6/24/2028
                                                (Regulation S)                       16,836,300       7,496,500        0.1
                                                                                   ------------    ------------      ------
                                                                                    203,019,997      78,342,250        0.8

           Oil & Gas   USD      13,250,000   Lukinter Finance, Convertible Bonds,
           Producers                         3.50% due 5/06/2002                     11,219,479       4,372,500        0.0

           Telecommuni-                      PLD Telekom Inc. (h) (j):
           cations     USD      18,700,000      9% due 6/01/2006                     18,756,250      10,086,312        0.1
                       USD      74,500,000      Convertible Bonds, 0/14%
                                                due 6/01/2004 (b)                    73,652,608      40,975,000        0.4
                                                                                   ------------    ------------      ------
                                                                                     92,408,858      51,061,312        0.5

           Utilities   USD      45,850,000   Mosenergo Finance BV, 8.375%
                                             due 10/09/2002                          25,802,612       8,253,000        0.1

                                             Total Fixed-Income Securities
                                             in Russia                              332,450,946     142,029,062        1.4



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                        Currency     Face                                                             Value     Percent of
COUNTRY    Industries Denomination  Amount     Fixed-Income Securities                  Cost        (Note 1a)   Net Assets
Singapore  Multi-      USD      11,290,000   Far East Livingston Shipyards,
           Industry                          Convertible Bonds, 1.50% due
                                             5/02/2001                             $  9,273,312    $  9,370,700        0.1%
                                             Keppel Corporation Limited,
                                             Redeemable Cumulative
                                             Convertible Preference Shares:
                       USD      48,500,000      2% due 8/12/2002 (h)                 48,492,500      45,105,000        0.4
                       USD       7,500,000      2% due 8/12/2002 (Regulation S)       7,045,381       6,975,000        0.1
                                                                                   ------------    ------------      ------
                                                                                     64,811,193      61,450,700        0.6

           Tele-       USD      43,500,000   Fullerton Global Corp.,
           communi-                          Convertible Bonds, 0% due
           cations                           4/02/2003 (b)                           40,487,885      40,672,500        0.4

                                             Total Fixed-Income Securities
                                             in Singapore                           105,299,078     102,123,200        1.0

South      Insurance   USD      36,300,000   LibLife International,
Africa                                       Convertible Bonds, 6.50% due
                                             9/30/2004                               37,208,125      33,214,500        0.3

                                             Total Fixed-Income Securities
                                             in South Africa                         37,208,125      33,214,500        0.3

South      Banking                           Export Import Bank Korea:
Korea                  USD       4,000,000      6.50% due 2/10/2002                   2,780,000       3,200,000        0.0
                       USD      21,000,000      Series D, 6.50% due 11/15/2006       16,459,400      16,590,000        0.2
                                             Koram Bank Ltd., Convertible Bonds:
                       USD       1,500,000      0.25% due 8/26/2007 (h)               1,447,500       1,020,000        0.0
                       USD       5,750,000      0.25% due 8/26/2007 (Regulation S)    5,291,426       3,910,000        0.0
                                             Korea Development Bank:
                       USD       7,500,000      7.125% due 9/17/2001                  6,374,100       6,657,900        0.1
                       USD      10,000,000      6.625% due 11/21/2003                 8,047,500       8,053,900        0.1
                                                                                   ------------    ------------      ------
                                                                                     40,399,926      39,431,800        0.4

           Electronics                       Samsung Electronics Co.,
                                             Convertible Bonds:
                       USD      15,650,000      0.25% due 12/31/2006
                                                (Regulation S)                       12,419,750      13,772,000        0.1
                       USD       1,500,000      0% due 12/31/2007 (b)(h)              1,548,018       1,155,000        0.0
                       USD      36,600,000      0% due 12/31/2007
                                                (Regulation S)(b)                    33,774,532      28,182,000        0.3
                                                                                   ------------    ------------      ------
                                                                                     47,742,300      43,109,000        0.4

           Energy                            Ssangyong Oil Refining Co., Ltd.,
           Related                           Convertible Bonds:
                       USD       9,755,000      3% due 12/31/2004                     7,206,837       4,389,750        0.1
                       USD      16,535,000      3.75% due 12/31/2008                 17,448,950      14,137,425        0.1
                                                                                   ------------    ------------      ------
                                                                                     24,655,787      18,527,175        0.2

           Government  USD      74,900,000   Republic of Korea, 8.875% due
           Obligations                       4/15/2008                               58,739,018      69,257,783        0.7

           Machinery & CHF      10,000,000   Medison Co., Convertible Bonds,
           Equipment                         0.25% due 3/06/2002                      6,433,041       7,398,639        0.1

           Metals--                          Pohang Iron & Steel
           Steel                             Industries Co., Ltd.:
                       USD       6,485,000      7.375% due 5/15/2005                  4,474,650       4,928,600        0.1
                       USD       5,000,000      7.125% due 11/01/2006                 3,800,000       3,750,000        0.0
                                                                                   ------------    ------------      ------
                                                                                      8,274,650       8,678,600        0.1

           Multi-      CHF       5,250,000   Daewoo Corporation, Convertible
           Industry                          Bonds, 0.125% due 12/31/2001             3,642,719       2,952,057        0.0

           Tele-       USD       3,350,000   Korea Telecom, 7.50% due 6/01/2006       2,202,625       2,457,995        0.0
           communi-                          SK Telekom Co. Ltd.:
           cations     USD      40,000,000      7.75% due 4/29/2004                  31,591,662      31,900,000        0.3
                       USD      16,000,000      7.625% due 4/15/2007                 13,080,000      12,160,000        0.2
                                                                                   ------------    ------------      ------
                                                                                     46,874,287      46,517,995        0.5

           Utilities--                       Korea Electric Power Corp.,
           Electric                          Global Bonds:
                       USD       7,000,000      10% due 4/01/2001                     6,632,500       6,545,000        0.1
                       USD       5,650,000      10% due 4/01/2001 (h)                 5,650,000       5,367,500        0.1
                       USD       4,900,000      8% due 7/01/2002                      4,001,830       4,216,205        0.0
                       USD      11,200,000      7% due 10/01/2002                     8,417,040       9,324,000        0.1
                       USD      45,000,000      6.375% due 12/01/2003                34,280,000      35,775,000        0.4
                       USD       5,000,000      6% due 12/01/2026                     3,786,500       4,206,250        0.0
                       USD      40,750,000      Convertible Bonds, 5% due
                                                8/01/2001                            38,392,275      35,452,500        0.3
                                                                                   ------------    ------------      ------
                                                                                    101,160,145     100,886,455        1.0

                                             Total Fixed-Income Securities
                                             in South Korea                         337,921,873     336,759,504        3.4

Thailand   Metals--    USD      44,000,000   NSM Steel Inc., 12% due
           Steel                             2/01/2006 (h)                           40,058,895      11,000,000        0.1

                                             Total Fixed-Income Securities
                                             in Thailand                             40,058,895      11,000,000        0.1

Turkey     Tele-       USD      37,000,000   Cellco Finance N.V., 15%
           communi-                          due 8/01/2005 (h)                       37,000,000      29,600,000        0.3
           cations
                                             Total Fixed-Income Securities
                                             in Turkey                               37,000,000      29,600,000        0.3

United     Cable/      USD      14,000,000   Comcast UK Cable Partners Ltd.,
Kingdom    Telecom-                          0/11.20% due 11/15/2007 (b)             10,568,881      11,130,000        0.1
           munications

           Financial   GBP      11,600,000   Liberty International
           Services                          Holdings PLC, Convertible
                                             Bonds, 5.50% due 4/30/2009              14,179,895      19,423,040        0.2

           Tele-       USD      43,750,000   International Cabletel, Inc.,
           communi-                          Series B, 0/11.50%
           cations                           due 2/01/2006 (b)                       34,279,584      33,250,000        0.4
                       USD      20,250,000   Millicom International Cellular
                                             S.A., 0/13.50% due 6/01/2006 (b)        14,382,583      11,947,500        0.1
                       USD      27,750,000   NTL Inc., 0/10.75% due
                                             4/01/2008 (b) (h)                       26,128,419      22,999,977        0.2
                                                                                   ------------    ------------      ------
                                                                                     74,790,586      68,197,477        0.7

           Textiles    GBP       2,500,000   Coats Viyella PLC, Convertible
                                             Bonds, Series B, 6.25%
                                             due 8/09/2003                            3,535,704       3,139,500        0.0

                                             Total Fixed-Income Securities
                                             in the United Kingdom                  103,075,066     101,890,017        1.0

United     Agri-       USD      12,000,000   Sun World International, Inc.,
States     cultural                          11.25% due 4/15/2004 (h)                12,000,000      12,330,000        0.1

           Airlines    USD      15,000,000   Trans World Airlines, 11.375%
                                             due 3/01/2006                           15,000,000      11,100,000        0.1

           Banking     USD      14,250,000   Ocwen Federal Bank, 12% due
                                             6/15/2005 (h)                           14,250,000      11,827,500        0.1

           Bio-        USD       7,200,000   Cetus Corporation (Euro),
           technology                        Convertible Bonds, 5.25%
                                             due 5/21/2002                            5,220,250       6,957,000        0.1
           Chemicals   USD       9,000,000   Philipp Brothers Chemicals
                                             Inc., 9.875% due
                                             6/01/2008 (h)                            9,000,000       8,370,000        0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                        Currency     Face                                                             Value     Percent of
COUNTRY    Industries Denomination  Amount     Fixed-Income Securities                  Cost        (Note 1a)   Net Assets
United     Financial   USD       4,500,000   Hawthorne Financial Corp.,
States     Services                          12.50% due 12/31/2004                 $  4,500,000    $  4,410,000        0.0%
(continued)

           Food &      USD      15,000,000   Tom's Food Inc., 10.50% due
           Beverage                          11/01/2004                              15,000,000      13,350,000        0.1

           Healthcare  USD      17,450,000   American Retirement Corp.,
                                             Convertible Bonds, 5.75%
                                             due 10/01/2002                          17,174,000      14,483,500        0.2

           Healthcare  USD       7,000,000   Oxford Health Plans, Inc.,
           Services                          11% due 5/15/2005 (h)                    7,000,000       6,090,000        0.1


           Home-       USD      20,000,000   Beazer Homes USA, Inc., 9%
           building &                        due 3/01/2004                           18,097,000      19,000,000        0.2
           Construction

           Industrial  USD       8,000,000   Bar Technologies Ltd., 13.50%
                                             due 4/01/2001                            7,412,450       8,560,000        0.1
                       USD      25,000,000   CTI Holdings S.A., 0/11.50%
                                             due 4/15/2008 (b) (h)                   15,002,838      10,000,000        0.1
                       USD      13,700,000   Camargo Correa, 8.75% due 7/22/2005     11,841,750       8,631,000        0.1
                                                                                   ------------    ------------      ------
                                                                                     34,257,038      27,191,000        0.3

           Metals--    USD       2,442,500   Rouge/Worthington Industries, Inc.
           Steel                             (Convertible, Series DECS)              38,015,300      21,982,500        0.2

           Oil--       USD      10,000,000   PDV America, Inc., 7.75% due
           Related                           8/01/2000                               10,062,500       9,400,000        0.1

           Real        USD      51,000,000   Security Capital U.S. Realty,
           Estate                            Convertible Bonds, 2%
                                             due 5/22/2003 (h)                       41,545,995      37,260,600        0.4

           Real        USD      25,500,000   Alexander Haagen Properties,
           Estate                            Inc., Exchangeable Debentures,
           Investment                        7.25% due 12/27/2003 (h)                25,291,250      24,384,375        0.2
           Trusts      USD       6,500,000   Centerpoint Properties Corp.,
                                             Convertible Bonds,
                                             8.22% due 1/15/2004                      6,500,000      12,650,625        0.1
                       USD      25,000,000   First Washington Realty,
                                             Exchangeable Debentures,
                                             8.25% due 6/27/1999 (p)                 25,000,000      29,000,000        0.3
                                             Health & Retirement Properties Trust,
                                             Convertible Bonds:
                       USD      40,000,000      7.25% due 10/01/2001                 40,000,000      38,150,000        0.4
                       USD      15,000,000      7.50% due 10/01/2003                 15,000,000      14,100,000        0.1
                       USD       4,500,000   Healthcare Realty Trust,
                                             Convertible Bonds, 6.55%
                                             due 3/14/2002                            4,185,063       4,095,000        0.0
                                             LTC Properties, Inc., Convertible
                                             Bonds:
                       USD      10,000,000      8.25% due 1/01/1999                  10,000,000      10,775,000        0.1
                       USD       8,000,000      8.50% due 1/01/2001                   8,000,000       8,610,000        0.1
                       USD       3,700,000      8.25% due 7/01/2001                   3,644,500       3,607,500        0.0
                       USD      25,000,000   Leperq Corporate Income Fund,
                                             Exchangeable Secured Notes, 8%
                                             due 3/17/2004 (h)                       25,000,000      24,453,125        0.2
                       USD      12,500,000   Liberty Realty Properties, 8.40%
                                             due 7/01/2001                           12,500,000      14,203,125        0.1
                       USD      27,000,000   Malan Realty Investors, Inc.,
                                             Convertible Bonds,
                                             8.50% due 7/15/2003 (h)                 27,000,000      26,932,500        0.3
                       USD       9,415,000   Meditrust, Convertible Bonds,
                                             8.54% due 7/01/2000                      9,602,637       9,367,925        0.1
                       USD       5,000,000   Mid-Atlantic Realty Trust,
                                             Convertible Bonds,
                                             7.625% due 9/15/2003                     4,875,000       5,950,000        0.1
                       USD      22,000,000   National Health Investors, Inc.,
                                             Convertible Bonds,
                                             7.75% due 1/01/2001                     22,000,000      23,540,000        0.2
                       USD      17,000,000   Nationwide Health Properties Inc.,
                                             Convertible Bonds,
                                             6.25% due 1/01/1999                     16,800,000      16,915,000        0.2
                       USD      12,000,000   Ocwen Asset Investment Corp.,
                                             11.50% due 7/01/2005 (h)                12,000,000       7,080,000        0.1
                       USD      32,800,000   Omega Healthcare Investors Inc.,
                                             Convertible Bonds,
                                             8.50% due 2/01/2001                     32,846,000      37,474,000        0.4
                       USD       5,500,000   Sizeler Property Investors, Inc.,
                                             Convertible Bonds,
                                             8% due 7/15/2003                         5,505,000       5,142,500        0.1
                                                                                   ------------    ------------      ------
                                                                                    305,749,450     316,430,675        3.1

           Retail--    USD       3,445,000   Ugly Duckling Corporation, 12%
           Automotive                        due 10/15/2003 (q)                       3,100,500       3,100,500        0.0

           Retail--    USD       4,000,000   Krystal Co. (The), 10.25%
           Food                              due 10/01/2007                           4,040,000       3,920,000        0.0

           Retail--    USD      22,500,000   Coinstar Inc., 0/13% due
           Miscellaneous                     10/01/2006(b)(k)                        19,891,058      17,325,000        0.2

           Savings     USD      21,400,000   First Federal Financial Corporation,
           Banks                             11.75% due 10/01/2004                   21,401,250      22,684,000        0.2

           Semi-                             Cypress Semiconductor Corp.,
           conductors                        Convertible Bonds:
                       USD       3,800,000      6% due 10/01/2002                     3,294,500       3,344,000        0.1
                       USD       3,600,000      6% due 10/01/2002
                                                (Regulation S) (h)                    3,092,550       3,168,000        0.0
                                                                                   ------------    ------------      ------
                                                                                      6,387,050       6,512,000        0.1

           Tele-                             CAI Wireless Systems, Inc.:
           communi-    USD      30,000,000      10.50% due 10/14/2000                30,000,000      29,625,000        0.3
           cations     USD      50,000,000      13% due 10/14/2000                   50,000,000      49,000,000        0.5
                       USD      72,795,396      13% due 10/14/2004                   57,527,157      14,559,079        0.1
                       USD     122,500,000   CS Wireless Systems Inc.,
                                             0/11.375% due 3/01/2006 (b) (l)         71,934,204      20,825,000        0.2
                       USD     120,363,000   CellNet Data Systems, Inc.,
                                             0/14% due 10/01/2007 (b) (q)            57,234,640      33,701,640        0.3
                                             Centennial Communications Corp. (b):
                       USD      40,000,000      0/14% due 1/01/2005 (h)              22,747,799      17,600,000        0.2
                       USD      11,925,186      0/9% due 7/01/2006 (p)               10,580,049       7,155,111        0.1
                       USD     116,215,000   Geotek Communications, Inc.,
                                             Series B, 0/15% due 7/15/2005 (b)       61,548,057      20,918,700        0.2
                                             Heartland Wireless
                                             Communications Inc.:
                       USD       4,210,000      13% due 4/15/2003                     1,178,800       1,178,800        0.0
                       USD      13,000,000      14% due 10/15/2004                    9,665,000       3,770,000        0.0
                       USD      22,500,000   Nextel Communications Inc.,
                                             10.65% due 9/15/2007 (b)                13,225,000      13,218,750        0.1
                       USD      53,000,000   People's Choice T.V. Corporation,
                                             0/13.125% due 6/01/2004 (b) (n)         31,640,165      11,925,000        0.1
                                             Telegroup Inc.:
                       USD      21,750,000      0/10.50% due 11/01/2004 (b)          18,694,501      10,875,000        0.1
                       USD      22,000,000      Convertible Bonds, 8% due
                                                4/15/2005 (h)                        22,000,000       5,500,000        0.1
                                             USN Communications Inc. (b):
                       USD      12,697,035      0/9% due 1/13/2006                   10,457,905       2,666,377        0.0
                       USD      32,032,000      Series B, 0/14.625% due
                                                8/15/2004 (h)                        19,862,517      19,859,840        0.2
                       USD      55,000,000   United International Holdings, Inc.,
                                             0/10.75% due 2/15/2008 (b) (f)          35,082,573      25,850,000        0.3
                                             United USN, Inc. (b) (h):
                       USD      17,000,000      0/14% due 9/15/2003 (i)              11,921,174       5,950,000        0.1
                       USD      35,000,000      Convertible Bonds, 0/9%
                                                due 9/30/2004                        32,285,287       7,000,000        0.1
                       USD      15,500,000   Winstar Communications Inc.,
                                             0/14% due 10/15/2005 (b)                11,194,733      11,315,000        0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                        Currency     Face                                                             Value     Percent of
COUNTRY    Industries Denomination  Amount     Fixed-Income Securities                  Cost        (Note 1a)   Net Assets
United     Tele-                             Wireless One Inc.:
States     communi-    USD      12,500,000      13% due 4/15/1999 (p)              $ 12,500,000    $ 12,250,000        0.1%
(con-      cations     USD      44,050,000      13% due 10/15/2003                   22,563,375       6,167,000        0.1
cluded)    (con-       USD      34,750,000      0/13.50% due 8/01/2006 (b)            7,828,724       2,432,500        0.0
           cluded)                                                                 ------------    ------------      ------
                                                                                    621,671,660     333,342,797        3.3

           Trans-      USD       2,750,000   Teekay Shipping Corporation,
           portation--                       8.32% due 2/01/2008                      2,630,000       2,543,750        0.0
           Shipping

           Trucking    USD      28,250,000   Ameritruck Distribution,
                                             12.25% due 11/15/2005                   26,444,325       1,977,500        0.0

           US                                US Treasury Inflation
           Government                        Indexed Notes:
           & Agency    USD      43,867,740      3.625% due 7/15/2002                 43,000,608      43,854,053        0.4
           Obli-       USD     128,906,250      3.375% due 1/15/2007                123,217,917     126,650,391        1.3
           gations                           US Treasury Notes & Bonds (c):
                       USD     750,000,000      5.875% due 2/28/1999                747,746,094     753,281,250        7.5
                       USD     300,000,000      5.875% due 2/15/2000                294,964,844     305,436,000        3.0
                                                                                  -------------   -------------      ------
                                                                                  1,208,929,463   1,229,221,694       12.2

                                             Total Fixed-Income Securities
                                             in the United States                 2,461,366,839   2,140,810,016       21.2

Venezuela  Finance     USD       8,443,000   CANTV Finance Ltd., 9.25%
                                             due 2/01/2004                            8,231,925       5,825,670        0.0

           Government                        Republic of Venezuela:
           Obli-       USD      16,550,000      Global Bonds, 13.625%
           gations                              due 8/15/2018                         8,303,875      11,916,000        0.1
                       USD       9,350,000      Par 'A' Brady Bonds,
                                                6.75% due 3/31/2020 (o)               5,458,062       6,223,594        0.1
                                                                                  -------------   -------------      ------
                                                                                     13,761,937      18,139,594        0.2

                                             Total Fixed-Income Securities
                                             in Venezuela                            21,993,862      23,965,264        0.2

                                             Total Investments in
                                             Fixed-Income Securities              5,293,805,526   4,639,073,171       46.1

                                                   Short-Term Securities

Indonesia  Certificates                      UBS Singapore:
           of          USD  45,000,000,000      50% due 11/19/1998                    5,142,857       6,040,269        0.1
           Deposit     USD  95,000,000,000      40% due 11/23/1998                   12,025,317      12,751,678        0.1
                       USD 110,000,000,000      42% due 11/27/1998                   14,012,739      14,765,101        0.1
                       USD  63,000,000,000      41% due 11/30/1998                    7,875,000       8,456,376        0.1

                                             Total Short-Term Investments
                                             in Indonesia                            39,055,913      42,013,424        0.4

United     Commercial  USD      86,610,000   General Electric Capital Corp.,
States     Paper****                         5.69% due 11/02/1998                    86,582,622      86,582,622        0.9
                       USD       1,439,000   General Motors Acceptance Corp.,
                                             5.69% due 11/02/1998                     1,438,545       1,438,545        0.0
                       USD      65,000,000   Preferred Receivable Funding Corp.,
                                             5.35% due 11/19/1998                    64,816,465      64,816,465        0.6
                       USD      75,239,000   Republic Industries, Inc., 5.25%
                                             due 11/02/1998                          75,217,055      75,217,055        0.8
                                                                                  -------------   -------------      ------
                                                                                    228,054,687     228,054,687        2.3

           US          USD       4,658,000   Federal Home Loan Bank, 5.09%
           Government                        due 11/09/1998                           4,652,073       4,652,073        0.0
           Agency                            Federal Home Loan Mortgage Corp.:
           Obliga-     USD      50,000,000      5.15% due 11/04/1998                 49,971,389      49,971,389        0.5
           tions****   USD      50,000,000      5.14% due 11/12/1998                 49,914,333      49,914,333        0.5
                                                                                  -------------   -------------      ------
                                                                                    104,537,795     104,537,795        1.0

                                             Total Short-Term Investments
                                             in the United States                   332,592,482     332,592,482        3.3

                                             Total Investments
                                             in Short-Term Securities               371,648,395     374,605,906        3.7

                                             Total Investments                   10,543,796,305   9,884,126,443       98.1

OPTIONS                     Nominal Value                                             Premiums
WRITTEN                   Covered by Options                                          Received

           Call Options            500,000   3Com Corporation, expiring
           Written                           January 1999 at USD 35                  (2,453,668)     (2,125,000)      (0.1)
                                   100,000   Allen Telecom Inc., expiring
                                             December 1998 at USD 12.50                (146,995)             (1)       0.0
                                   642,350   Barclays PLC, expiring January
                                             1999 at USD 142                           (921,034)       (813,116)       0.0
                                    50,000   Baxter International, Inc., expiring
                                             November 1998 at USD 60                   (148,495)       (100,000)       0.0
                                   190,000   Baxter International, Inc., expiring
                                             November 1998 at USD 65                   (886,770)        (71,250)       0.0
                                    60,000   Baxter International, Inc.,
                                             expiring February 1999 at USD 65          (159,445)       (150,000)       0.0
                                 1,465,000   Cypress Semiconductors Corporation,
                                             expiring January 1999 at USD 10         (1,732,673)     (2,746,875)      (0.1)
                                   200,000   E.I. duPont de Nemours & Company,
                                             expiring January 1999 at USD 55           (768,974)     (1,200,000)       0.0
                                   200,000   Electronic Data Systems Corporation,
                                             expiring January 1999 at USD 45           (993,967)       (212,500)       0.0
                                   200,000   Glenayre Technologies Inc., expiring
                                             March 1999 at USD 10                     (306,490)       (112,500)        0.0
                                   899,577   HSBC Holdings PLC, expiring January
                                             1999 at USD 15.30                       (1,438,257)     (1,401,566)       0.0
                                   100,000   Humana Inc., expiring November 1998
                                             at USD 27.50                              (284,490)             (1)       0.0
                                    70,000   J.B. Hunt Transport Corp., expiring
                                             November 1998 at USD 35                   (199,143)             (1)       0.0
                                   250,000   Millipore Corp., expiring January
                                             1999 at USD 35                            (542,982)             (3)       0.0
                                   250,000   Motorola, Inc., expiring January
                                             1999 at USD 55                          (1,736,192)       (671,875)       0.0
                                   400,000   Motorola, Inc., expiring January
                                             1999 at USD 60                          (1,670,464)       (425,000)       0.0
                                   300,000   Newbridge Networks Corp., expiring
                                             December 1998 at USD 22.50                (550,981)       (337,500)       0.0
                                   100,000   Newbridge Networks Corp., expiring
                                             December 1998 at USD 25                   (215,743)        (56,250)       0.0
                                   150,000   Noble Drilling Corp., expiring
                                             December 1998 at USD 17.50                (259,491)       (243,750)       0.0
                                   300,000   Oracle Corporation, expiring
                                             January 1999 at USD 30                    (890,970)       (731,250)       0.0
                                   400,000   Oracle Corporation, expiring
                                             January 1999 at USD 35                  (1,306,706)       (225,000)       0.0
                                   200,000   QUALCOMM Inc., expiring January 1999
                                             at USD 55                               (1,468,951)     (1,450,000)       0.0
                                   250,000   QUALCOMM Inc., expiring January 1999
                                             at USD 60                               (1,630,025)     (1,156,250)       0.0
                                    50,000   QUALCOMM Inc., expiring January 1999
                                             at USD 70                                 (360,988)       (100,000)       0.0
                                    50,000   QUALCOMM Inc., expiring January 1999
                                             at USD 80                                 (242,242)        (46,875)       0.0
                                   140,000   Schlumberger Limited, expiring
                                             November 1998 at USD 60                   (450,785)        (26,250)       0.0
                                   200,000   Schlumberger Limited, expiring
                                             January 1999 at USD 60                    (718,976)       (337,500)       0.0
                                   100,000   Silicon Valley Group, expiring
                                             December 1998 at USD 17.50                (171,994)        (37,500)       0.0



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
OPTIONS                       Nominal Value                                         Premiums         Value        Percent of
WRITTEN                     Covered by Options            Issue                     Received       (Note 1a)      Net Assets
           Call Options            250,000   Silicon Valley Group, expiring
           Written                           December 1998 at USD 20            $     (429,985) $           (2)        0.0%
           (concluded)             100,000   Tidewater, Inc., expiring January
                                             1999 at USD 40                           (521,982)        (31,250)        0.0
                                    50,000   United Healthcare Corporation,
                                             expiring January 1999 at USD 35          (170,369)       (500,000)        0.0
                                   100,000   Western Wireless Corp., expiring
                                             November 1998 at USD 25                  (324,489)        (37,500)        0.0

                                             Total Options Written                  (24,104,716)    (15,346,565)      (0.2)

           Total Investments, Net of Options Written                            $10,519,691,589   9,868,779,878       97.9
                                                                                ===============
           Foreign Time Deposits*                                                                     5,365,745        0.1

           Variation Margin on Financial Futures Contracts**                                         (5,372,195)      (0.1)

           Unrealized Depreciation on Forward Foreign Exchange Contracts***                         (25,709,028)      (0.2)

           Other Assets Less Liabilities                                                            235,264,396        2.3
                                                                                                ---------------      ------
           Net Assets                                                                           $10,078,328,796      100.0%
                                                                                                ===============      ======


         ++Non-income producing security.
       ++++American Depositary Receipts (ADR).
     ++++++Global Depositary Receipts (GDR).
        +++Represents a pay-in-kind security which may pay interest in additional shares/face.
          *Foreign time deposits bear interest at 4.68% and 4.625% and mature on 12/14/1998 and 12/18/1998, respectively.
         **Financial futures contracts purchased as of October 31, 1998 were as follows:

           Number of                                Expiration           Value
           Contracts   Issue          Exchange         Date            (Note 1a)

             2,835   Nikkei 225         OSAKA     December 1998       $329,849,305
                                                                      ------------
           Total Financial Futures Contracts Purchased
           (Total Contract Price--$357,538,125)                       $329,849,305
                                                                      ============

           Financial futures contracts sold as of October 31, 1998 were as follows:

           Number of                                Expiration           Value
           Contracts     Issue         Exchange        Date            (Note 1a)

              280      Japanese
                    Government Bond     Tokyo      December 1998      $333,398,592
              275  Standard & Poor's
                       500 Index         NYSE      December 1998        75,982,500
              200   US Treasury Bond     NYSE      December 1998        24,075,000
                                                                      ------------
           Total Financial Futures Contracts Sold
           (Total Contract Price--$422,360,687)                       $433,456,092
                                                                      ============

        ***Forward foreign exchange contracts as of October 31, 1998 were as follows:
                                                             Unrealized
                                                            Appreciation
           Foreign                    Expiration           (Depreciation)
           Currency Sold                 Date                (Note 1d)

           CHF       27,000,000     November 1998         $   (589,787)
           CHF       43,000,000     December 1998              323,269
           DEM       32,000,000     November 1998              173,787
           DEM       75,000,000     December 1998             (429,784)
           DEM       75,000,000      January 1999              (55,030)
           ESP      150,000,000     November 1998               17,759
           FRF      855,000,000     November 1998             (544,866)
           FRF      315,000,000     December 1998              168,628
           GBP       23,000,000     November 1998             (507,840)
           GBP      101,000,000     December 1998            2,078,710
           GBP       20,000,000      January 1999              224,000
           JPY   50,000,000,000     November 1998          (23,362,906)
           JPY   13,000,000,000     December 1998             (144,736)
           NLG      157,000,000     November 1998           (1,400,970)
           NLG       32,000,000     December 1998               83,568
           NOK      122,000,000     November 1998             (858,662)
           NOK       50,000,000     December 1998               (9,789)
           SEK      430,000,000     November 1998             (874,379)
                                                         -------------
           Total Unrealized Depreciation on Forward
           Foreign Exchange Contracts--Net
           (USD Commitment--$1,310,816,850)              $ (25,709,028)
                                                         =============


       ****Commercial Paper and certain US Government Agency Obligations are traded on a discount basis. The interest rates shown reflect the discount rates paid atOctober 31, 1998.
        (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing. The purchase price and number of shares of stock/face amount of bonds aresubject to adjustment under certain conditions until the expiration date.
        (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
        (c)All or a portion of security held as collateral in connection with open financial futures contracts.
        (d)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
        (e)Each $10 face amount contains 40 shares of First Place Tower,
           Inc.
        (f)Each $1,000 face amount contains one warrant of United
           International Holdings, Inc.
        (g)Each $1,000 face amount contains four warrants of CellNet Data Systems, Inc.
        (h)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
        (i)Each $1,000 face amount contains one warrant of United USN, Inc.
        (j)Each $1,000 face amount contains one warrant of PLD Telekom Inc.
        (k)Each $1,000 face amount contains one warrant of Coinstar Inc.
        (l)Each $1,000 face amount contains 1.1 shares of common stock of CS Wireless Systems Inc.
        (m)Receipts evidence payment by the Fund of 62% of the purchase price of common stock of HIH Winterthur International Holdings Ltd. The Fund is obligated to pay the remaining 38%, approximately $5,344,000, over the next year.
        (n)Each $1,000 face amount contains one warrant of People's Choice
           T.V. Corporation.
        (o)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
        (p)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $144,718,000, representing 1.4% of the net assets.

                                             Acquisition                            Value
           Issue                               Date(s)              Cost          (Note 1a)

           Centennial Communications
             Corp., 0/9% due 7/01/2006       1/13/1998        $ 10,580,049      $  7,155,111
           Diva Systems Corp.               7/17/1996--
             (Convertible, Series C)         8/22/1996           8,410,000         4,000,000
           East-West Banking
             Corp.                           6/09/1998          20,000,000        16,000,000
           First Washington Realty,
             Exchangeable Debentures,
             8.25% due 6/27/1999             6/27/1994          25,000,000        29,000,000
           ING Bank N.V. (London),
             0% due 2/12/1999                2/06/1998          31,000,000        32,860,000
           Petroleos Mexicanos,             5/24/1996--
             8.625% due 12/01/2023           8/01/1996          25,007,000        33,072,375
           SK Telecom Co., Ltd. (ADR)       10/31/1997--
                                             11/07/1997          5,226,630        10,380,428
           Wireless One Inc.,
             13% due 4/15/1999               9/04/1998          12,500,000        12,250,000
                                                              ------------      ------------
           Total                                              $137,723,679      $144,717,914
                                                              ============      ============


        (q)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment Company Act of 1940) are as follows:

                                                                                   Dividend/
                                                   Net Share/        Net           Interest
           Industry         Affiliate            Face Activity       Cost           Income

           Healthcare     Advocat, Inc.
             Services                                     --                --            ++
           Financial      Anthracite
             Services      Capital, Inc.           1,972,900       $29,662,250    $1,242,927
           Electronics    Checkpoint
                           Systems, Inc.             501,000         5,359,192            ++
           Utilities--    El Paso Electric
             Electric      Company
             & Gas                                  (400,000)       (2,100,000)           ++
           Retail Stores  Filene's Basement Corp.         --                --            ++
           Telecommu-     General Communica-
             nications     tion, Inc. (Class A)    1,482,400         9,294,625            ++
           Real Estate    Imperial Credit
             Investment    Commercial Mortgage
             Trusts        Investment Corp.        2,595,700        35,601,825     1,835,545
           Business Data  Information
             Systems       Resources, Inc.           500,000         2,260,525            ++
           Oil Services   Input/Output, Inc.       3,000,000        29,721,830            ++
           Insurance      Risk Capital
                           Holdings Inc.              20,000           412,500            ++
           Telecommu-     Rogers Cantel Mobile
             nications     Communications Inc.
                           (Class B)                      --                --            ++
           Telecommu-     Rogers Cantel Mobile
             nications     Communications Inc.
                           (Class B)(USD)            100,000         1,105,000            ++
           Gaming          Scientific Games
                           Holdings Corp.                 --                --            ++
           Retail--       Ugly Duckling
             Automotive    Corporation              (295,000)       (5,173,125)           ++
           Retail--       Ugly Duckling
             Automotive    Corporation,
                           12% due 10/15/2003      3,445,000         3,100,500            ++


          ++Non-income producing security.
         (r)Due to the uncertainty of financial and economic conditions in Russia, effective September 24, 1998, interest accrual ceased.

           See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1998
Assets:             Investments, at value
                    (identified cost--$10,543,796,305) (Note 1a)                                         $ 9,884,126,443
                    Foreign cash (Note 1c)                                                                   147,770,319
                    Cash                                                                                       1,819,512
                    Foreign time deposits (Note 1c)                                                            5,365,745
                    Receivables:
                      Securities sold                                                 $   177,161,059
                      Interest                                                             81,678,475
                      Dividends                                                            10,921,569
                      Capital shares sold                                                   3,029,425
                      Options written                                                       2,359,291
                      Principal paydowns                                                      600,242
                      Forward foreign exchange contracts (Note 1d)                              9,603        275,759,664
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1g)                                       4,062,571
                                                                                                         ---------------
                    Total assets                                                                          10,318,904,254
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$24,104,716)
                    (Notes 1a & 1d)                                                                           15,346,565
                    Unrealized depreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       25,709,028
                    Payables:
                      Securities purchased                                                113,080,161
                      Capital shares redeemed                                              62,662,280
                      Distributor (Note 2)                                                  6,163,969
                      Investment adviser (Note 2)                                           5,569,864
                      Variation margin (Note 1d)                                            5,372,195
                      Forward foreign exchange contracts (Note 1d)                          1,249,967
                      Dividends on short sales (Note 1i)                                       23,555        194,121,991
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     5,397,874
                                                                                                         ---------------
                    Total liabilities                                                                        240,575,458
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $10,078,328,796
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock,
Consist of:         $0.10 par value, 450,000,000 shares authorized                                       $    11,423,345
                    Class B Shares of Common Stock,
                    $0.10 par value, 2,000,000,000 shares authorized                                          51,815,904
                    Class C Shares of Common Stock,
                    $0.10 par value, 200,000,000 shares authorized                                             3,915,969
                    Class D Shares of Common Stock,
                    $0.10 par value, 900,000,000 shares authorized                                             9,954,228
                    Paid-in capital in excess of par                                                       9,979,635,131
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                   737,248,509
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                              (715,664,290)
                                                                                                         ---------------
                    Net assets                                                                           $10,078,328,796
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $1,513,999,059 and
Value:                       114,233,454 shares outstanding                                              $         13.25
                                                                                                         ===============
                    Class B--Based on net assets of $6,743,779,776 and
                             518,159,044 shares outstanding                                              $         13.01
                                                                                                         ===============
                    Class C--Based on net assets of $503,555,680 and
                             39,159,690 shares outstanding                                               $         12.86
                                                                                                         ===============
                    Class D--Based on net assets of $1,316,994,281 and
                             99,542,276 shares outstanding                                               $         13.23
                                                                                                         ===============



                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1998
Investment          Interest and discount earned (net of $148,076
Income              foreign withholding tax)                                                             $   571,947,283
(Notes 1e & 1f):    Dividends (net of $6,045,454 foreign withholding tax)                                    131,713,971
                    Other                                                                                      9,043,288
                                                                                                         ---------------
                    Total income                                                                             712,704,542
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $    97,510,560
                    Account maintenance and distribution fees--Class B (Note 2)            89,390,716
                    Transfer agent fees--Class B (Note 2)                                  13,590,132
                    Account maintenance and distribution fees--Class C (Note 2)             6,499,610
                    Account maintenance fees--Class D (Note 2)                              3,693,889
                    Custodian fees                                                          3,278,107
                    Transfer agent fees--Class A (Note 2)                                   2,591,531
                    Transfer agent fees--Class D (Note 2)                                   1,994,490
                    Printing and shareholder reports                                        1,057,016
                    Transfer agent fees--Class C (Note 2)                                   1,052,658
                    Accounting services (Note 2)                                            1,033,325
                    Registration fees (Note 1g)                                               419,766
                    Dividends on short sales (Note 1i)                                        311,402
                    Directors' fees and expenses                                               32,104
                    Pricing fees                                                               29,717
                                                                                      ---------------
                    Total expenses before reimbursement                                   222,485,023
                    Reimbursement of expenses (Note 2)                                    (11,390,534)
                                                                                      ---------------
                    Total expenses after reimbursement                                                       211,094,489
                                                                                                         ---------------
                    Investment income--net                                                                   501,610,053
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                $   766,494,281
(Loss) on             Foreign currency transactions--net                                 (117,482,500)       649,011,781
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                 (1,756,403,252)
(Notes 1c, 1d,        Foreign currency transactions--net                                    1,588,936     (1,754,814,316)
1f & 3):                                                                              ---------------    ---------------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                                     (1,105,802,535)
                                                                                                         ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $  (604,192,482)
                                                                                                         ===============


                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                      1998                1997
Operations:         Investment income--net                                            $   501,610,053    $   512,330,919
                    Realized gain on investments and foreign currency
                    transactions--net                                                     649,011,781      1,254,936,241
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                 (1,754,814,316)        79,910,089
                                                                                      ---------------    ---------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                      (604,192,482)     1,847,177,249
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (113,534,042)      (111,208,977)
Shareholders          Class B                                                            (435,917,299)      (435,557,200)
(Note 1h):            Class C                                                             (31,817,454)       (23,496,200)
                      Class D                                                             (80,421,353)       (64,960,694)
                    Realized gain on investments--net:
                      Class A                                                            (159,001,453)       (79,203,184)
                      Class B                                                            (747,330,007)      (378,949,932)
                      Class C                                                             (52,244,261)       (17,801,965)
                      Class D                                                            (112,523,476)       (45,374,563)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                  (1,732,789,345)    (1,156,552,715)
                                                                                      ---------------    ---------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                         (1,747,724,489)     1,540,268,692
(Note 4):                                                                             ---------------    ---------------

Net Assets:         Total increase (decrease) in net assets                            (4,084,706,316)     2,230,893,226
                    Beginning of year                                                  14,163,035,112     11,932,141,886
                                                                                      ---------------    ---------------
                    End of year*                                                      $10,078,328,796    $14,163,035,112
                                                                                      ===============    ===============

                   *Undistributed investment income--net (Note 1j)                    $            --    $   260,070,062
                                                                                      ===============    ===============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                               Class A
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1998++      1997++        1996++         1995++        1994
Per Share           Net asset value,
Operating           beginning of year                 $     15.92  $     15.17   $     14.21   $     13.07   $     13.52
Performance:                                          -----------  -----------   -----------   -----------   -----------
                    Investment income--net                    .67          .71           .78           .79           .60
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                       (1.28)        1.57          1.59          1.04          (.31)
                                                      -----------  -----------   -----------   -----------   -----------
                    Total from investment operations         (.61)        2.28          2.37          1.83           .29
                                                      -----------  -----------   -----------   -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                 (.86)        (.88)         (.98)         (.39)         (.51)
                      Realized gain on
                      investments--net                      (1.20)        (.65)         (.43)         (.30)         (.23)
                                                      -----------  -----------   -----------   -----------   -----------
                    Total dividends and distributions       (2.06)       (1.53)        (1.41)         (.69)         (.74)
                                                      -----------  -----------   -----------   -----------   -----------
                    Net asset value, end of year      $     13.25  $     15.92   $     15.17   $     14.21   $     13.07
                                                      ===========  ===========   ===========   ===========   ===========

Total Investment    Based on net asset value per
Return:*            share                                  (4.43%)      16.08%        17.81%        14.81%         2.14%
                                                      ===========  ===========   ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement           .84%         .83%          .86%          .90%          .89%
Net Assets:                                           ===========  ===========   ===========   ===========   ===========
                    Expenses                                 .93%         .91%          .93%          .90%          .89%
                                                      ===========  ===========   ===========   ===========   ===========
                    Investment income--net                  4.62%        4.64%         5.31%         5.98%         4.60%
                                                      ===========  ===========   ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $ 1,513,999  $ 2,132,254   $ 1,841,974   $ 1,487,805   $ 1,357,906
                                                      ===========  ===========   ===========   ===========   ===========
                    Portfolio turnover                     49.67%       55.42%        51.26%        36.78%        57.04%
                                                      ===========  ===========   ===========   ===========   ===========



The following per share data and ratios have been derived
from information provided in the financial statements.                               Class B
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   1998++      1997++        1996++         1995++        1994
Per Share           Net asset value,
Operating           beginning of year                 $     15.65  $     14.95   $     14.01   $     12.91   $     13.38
Performance:                                          -----------  -----------   -----------   -----------   -----------
                    Investment income--net                    .52          .55           .62           .65           .46
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                       (1.26)        1.52          1.59          1.01          (.31)
                                                      -----------  -----------   -----------   -----------   -----------
                    Total from investment operations         (.74)        2.07          2.21          1.66           .15
                                                      -----------  -----------   -----------   -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                 (.70)        (.72)         (.84)         (.26)         (.39)
                      Realized gain on
                      investments--net                      (1.20)        (.65)         (.43)         (.30)         (.23)
                                                      -----------  -----------   -----------   -----------   -----------
                    Total dividends and distributions       (1.90)       (1.37)        (1.27)         (.56)         (.62)
                                                      -----------  -----------   -----------   -----------   -----------
                    Net asset value, end of year      $     13.01  $     15.65    $    14.95    $    14.01    $    12.91
                                                      ===========  ===========   ===========   ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                              (5.37%)      14.82%        16.71%        13.54%         1.13%
                                                      ===========  ===========   ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.86%        1.85%         1.87%         1.93%         1.91%
Net Assets:                                           ===========  ===========   ===========   ===========   ===========
                    Expenses                                1.95%        1.93%         1.95%         1.93%         1.91%
                                                      ===========  ===========   ===========   ===========   ===========
                    Investment income--net                  3.60%        3.62%         4.29%         4.96%         3.58%
                                                      ===========  ===========   ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $ 6,743,780  $ 9,879,603   $ 8,660,279   $ 6,668,499   $ 6,457,130
                                                      ===========  ===========   ===========   ===========   ===========
                    Portfolio turnover                     49.67%       55.42%        51.26%        36.78%        57.04%
                                                      ===========  ===========   ===========   ===========   ===========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                                 Class C
                                                                                                                For the
The following per share data and ratios have been derived                                                       Period
from information provided in the financial statements.                                                      Oct. 21, 1994++
                                                                    For the Year Ended October 31,            to Oct. 31,
Increase (Decrease) in Net Asset Value:                  1998++++     1997++++      1996++++      1995++++        1994
Per Share           Net asset value,
Operating           beginning of period               $     15.50  $     14.83   $     13.94   $     12.91   $     12.91
Performance:                                          -----------  -----------   -----------   -----------   -----------
                    Investment income--net                    .51          .54           .61           .64           .01
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                       (1.24)        1.52          1.58          1.02          (.01)
                                                      -----------  -----------   -----------   -----------   -----------
                    Total from investment operations         (.73)        2.06          2.19          1.66            --
                                                      -----------  -----------   -----------   -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                 (.71)        (.74)         (.87)         (.33)           --
                      Realized gain on
                      investments--net                      (1.20)        (.65)         (.43)         (.30)           --
                                                      -----------  -----------   -----------   -----------   -----------
                    Total dividends and
                    distributions                           (1.91)       (1.39)        (1.30)         (.63)           --
                                                      -----------  -----------   -----------   -----------   -----------
                    Net asset value,
                    end of period                     $     12.86  $     15.50   $     14.83   $     13.94   $     12.91
                                                      ===========  ===========   ===========   ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                              (5.38%)      14.84%        16.68%        13.58%          .00%+++
                                                      ===========  ===========   ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.88%        1.86%         1.88%         1.95%         2.44%*
Net Assets:                                           ===========  ===========   ===========   ===========   ===========
                    Expenses                                1.96%        1.94%         1.95%         1.95%         2.44%*
                                                      ===========  ===========   ===========   ===========   ===========
                    Investment income--net                  3.61%        3.60%         4.24%         4.80%         3.71%*
                                                      ===========  ===========   ===========   ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                    $   503,556  $   671,467   $   385,753   $   102,361   $     7,347
                                                      ===========  ===========   ===========   ===========   ===========
                    Portfolio turnover                     49.67%       55.42%        51.26%        36.78%        57.04%
                                                      ===========  ===========   ===========   ===========   ===========


                                                                                 Class D
                                                                                                                For the
The following per share data and ratios have been derived                                                       Period
from information provided in the financial statements.                                                      Oct. 21, 1994++
                                                                    For the Year Ended October 31,            to Oct. 31,
Increase (Decrease) in Net Asset Value:                  1998++++     1997++++      1996++++      1995++++        1994
Per Share           Net asset value,
Operating           beginning of period               $     15.89  $     15.15   $     14.19   $     13.08   $     13.07
Performance:                                          -----------  -----------   -----------   -----------   -----------
                    Investment income--net                    .64          .68           .77           .77           .01
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                       (1.28)        1.55          1.57          1.01            --
                                                      -----------  -----------   -----------   -----------   -----------
                    Total from investment operations         (.64)        2.23          2.34          1.78           .01
                                                      -----------  -----------   -----------   -----------   -----------
                    Less dividends and
                    distributions:
                      Investment income--net                 (.82)        (.84)         (.95)         (.37)           --
                      Realized gain on
                      investments--net                      (1.20)        (.65)         (.43)         (.30)           --
                                                      -----------  -----------   -----------   -----------   -----------
                    Total dividends and
                    distributions                           (2.02)       (1.49)        (1.38)         (.67)           --
                                                      -----------  -----------   -----------   -----------   -----------
                    Net asset value,
                    end of period                     $     13.23  $     15.89   $     15.15   $     14.19   $     13.08
                                                      ===========  ===========   ===========   ===========   ===========

Total Investment    Based on net asset
Return:**           value per share                        (4.63%)      15.76%        17.59%        14.43%          .08%+++
                                                      ===========  ===========   ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.10%        1.08%         1.10%         1.16%         1.69%*
Net Assets:                                           ===========  ===========   ===========   ===========   ===========
                    Expenses                                1.18%        1.16%         1.18%         1.16%         1.69%*
                                                      ===========  ===========   ===========   ===========   ===========
                    Investment income--net                  4.40%        4.38%         5.04%         5.63%         4.46%*
                                                      ===========  ===========   ===========   ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                    $ 1,316,994  $ 1,479,711   $ 1,044,136   $   256,525   $     4,968
                                                      ===========  ===========   ===========   ===========   ===========
                    Portfolio turnover                     49.67%       55.42%        51.26%        36.78%        57.04%
                                                      ===========  ===========   ===========   ===========   ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $99,989,967 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets and net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, from 0.70% to 0.65% for average daily net assets in excess of $5 billion, from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and from 0.625% to 0.60% for average daily net assets in excess of $10 billion. For the year ended October 31, 1998, MLAM earned fees of $97,510,560, of which $11,390,534 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1998, MLAM paid MLAM U.K. a fee of $11,436,228 pursuant to such agreement.


Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

               Account Maintenance Fee   Distribution Fee

Class B                  0.25%               0.75%
Class C                  0.25%               0.75%
Class D                  0.25%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           MLFD            MLPF&S

Class A                  $20,456          $265,515
Class D                  $66,131          $897,148

For the year ended October 31, 1998, MLPF&S received contingent deferred sales charges of $13,042,745 and $242,453 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $70,285 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $655,667 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1998.

For the year ended October 31, 1998, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $595 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $5,733,466,772 and $7,176,834,730, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains (losses) as of October 31, 1998 were as follows:

                                     Realized           Unrealized
                                  Gains (Losses)      Gains (Losses)

Long-term investments            $  855,205,243      $ (662,627,373)
Short-term investments                   (5,443)          2,957,511
Short sales investments              (3,989,446)                 --
Options purchased                       (21,156)                 --
Options written                      18,098,025           8,758,151
Financial futures contracts        (102,792,942)        (38,784,225)
Forward foreign exchange contracts  (45,040,212)        (25,709,028)
Foreign currency transactions       (72,442,288)           (259,326)
                                 --------------      --------------
Total                            $  649,011,781      $ (715,664,290)
                                 ==============      ==============

As of October 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $679,531,440, of which $943,726,398 related to appreciated securities and $1,623,257,838 related to depreciated securities. At October 31, 1998, the aggregate cost of investments, net of premiums received for options written, for Federal income tax purposes was $10,548,311,318.

Transactions in call options written for the year ended October 31, 1998 were as follows:


                                    Nominal Value         Premiums
                                      Covered             Received
Outstanding call options written,
beginning of year                     2,050,000       $   8,091,353
Options written                      26,797,636          44,669,930
Options exercised                    (1,240,000)         (4,137,661)
Options expired                     (17,900,709)        (17,530,365)
Options closed                       (1,390,000)         (6,988,541)
                                   ------------       -------------
Outstanding call options written,
end of year                           8,316,927       $  24,104,716
                                   ============       =============

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(1,747,724,489) and $1,540,268,692 for the years ended October 31, 1998 and October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended October 31, 1998                Shares              Amount

Shares sold                          18,655,199     $   271,738,900
Shares issued to shareholders in
reinvestment of dividends and
distributions                        17,209,249         244,114,543
                                ---------------     ---------------
Total issued                         35,864,448         515,853,443
Shares redeemed                     (55,587,214)       (789,412,837)
                                ---------------     ---------------
Net decrease                        (19,722,766)    $  (273,559,394)
                                ===============     ===============


Class A Shares for the Year                               Dollar
Ended October 31, 1997                Shares              Amount

Shares sold                          29,258,107     $   446,649,910
Shares issued to shareholders in
reinvestment of dividends and
distributions                        11,603,933         170,013,343
                                ---------------     ---------------
Total issued                         40,862,040         616,663,253
Shares redeemed                     (28,298,487)       (435,986,811)
                                ---------------     ---------------
Net increase                         12,563,553     $   180,676,442
                                ===============     ===============

Class B Shares for the Year                               Dollar
Ended October 31, 1998                Shares              Amount

Shares sold                          60,460,630     $   875,915,458
Shares issued to shareholders in
reinvestment of dividends and
distributions                        73,891,197       1,032,137,910
                                ---------------     ---------------
Total issued                        134,351,827       1,908,053,368
Shares redeemed                    (231,873,525)     (3,216,714,130)
Automatic conversion of shares      (15,413,728)       (214,503,471)
                                ---------------     ---------------
Net decrease                       (112,935,426)    $(1,523,164,233)
                                ===============     ===============


Class B Shares for the Year                               Dollar
Ended October 31, 1997                Shares              Amount

Shares sold                         121,098,572     $ 1,825,730,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                        49,478,020         713,661,687
                                ---------------     ---------------
Total issued                        170,576,592       2,539,392,059
Shares redeemed                    (108,673,162)     (1,647,892,648)
Automatic conversion of shares      (10,144,962)       (152,808,738)
                                ---------------     ---------------
Net increase                         51,758,468     $   738,690,673
                                ===============     ===============


Class C Shares for the Year                               Dollar
Ended October 31, 1998                Shares              Amount

Shares sold                           9,924,944     $   142,791,337
Shares issued to shareholders in
reinvestment of dividends and
distributions                         5,395,282          74,521,891
                                ---------------     ---------------
Total issued                         15,320,226         217,313,228
Shares redeemed                     (19,487,655)       (266,727,805)
                                ---------------     ---------------
Net decrease                         (4,167,429)    $   (49,414,577)
                                ===============     ===============


Class C Shares for the Year                               Dollar
Ended October 31, 1997                Shares              Amount

Shares sold                          21,707,656     $   324,717,339
Shares issued to shareholders in
reinvestment of dividends and
distributions                         2,575,436          36,957,125
                                ---------------     ---------------
Total issued                         24,283,092         361,674,464
Shares redeemed                      (6,974,368)       (104,951,727)
                                ---------------     ---------------
Net increase                         17,308,724     $   256,722,737
                                ===============     ===============


Class D Shares for the Year                               Dollar
Ended October 31, 1998                Shares              Amount

Shares sold                          14,494,815     $   213,305,917
Automatic conversion of shares       15,180,911         214,503,471
Shares issued to shareholders in
reinvestment of dividends and
distributions                        11,776,663         167,004,527
                                ---------------     ---------------
Total issued                         41,452,389         594,813,915
Shares redeemed                     (35,025,559)       (496,400,200)
                                ---------------     ---------------
Net increase                          6,426,830     $    98,413,715
                                ===============     ===============


Class D Shares for the Year                               Dollar
Ended October 31, 1997                Shares              Amount

Shares sold                          22,634,091     $   346,497,021
Automatic conversion of shares       10,015,861         152,808,738
Shares issued to shareholders in
reinvestment of dividends and
distributions                         6,415,926          94,133,358
                                ---------------     ---------------
Total issued                         39,065,878         593,439,117
Shares redeemed                     (14,860,090)       (229,260,277)
                                ---------------     ---------------
Net increase                         24,205,788     $   364,178,840
                                ===============     ===============



5. Commitments:
At October 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $144,000 and $14,023,000, respectively.





Merrill Lynch Global Allocation Fund, Inc., October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 17, 1998
</AUDIT-REPORT>



PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 10/31/98


Breakdown of Stocks &
Fixed-Income Securities by       Percent of
Country                          Net Assets

United States*                      48.0%
Japan                                8.1
Argentina                            5.9
South Korea                          4.0
United Kingdom                       3.1
Germany                              3.0
France                               2.6
Australia                            2.2
Malaysia                             2.2
Hong Kong                            1.9
Brazil                               1.8
Canada                               1.5
Russia                               1.4
Netherlands                          1.3
Mexico                               1.2
Italy                                1.1
Singapore                            1.0
Indonesia*                           0.8
Philippines                          0.8
Switzerland                          0.8
China                                0.8
Sweden                               0.7
Cayman Islands                       0.5
Finland                              0.5
Portugal                             0.5
Norway                               0.4
South Africa                         0.3
Venezuela                            0.3
Turkey                               0.3
Chile                                0.3
Thailand                             0.2
Austria                              0.2
New Zealand                          0.1
Ireland                              0.1
Spain                                0.1
Hungary                              0.1

[FN]
*Includes investments in short-term securities.


Ten Largest Holdings             Percent of
(Equity Investments)             Net Assets

Broken Hill Proprietary Co., Ltd.    0.8%
QUALCOMM, Inc.                       0.6
Republic New York Corp.              0.6
Telecom Italia S.p.A.--RISP          0.6
Security Capital Group Inc.
  (Class B)                          0.6
Houston Industries, Inc.             0.5
Golden State Bancorp Inc.            0.5
Mellon Bank Corp.                    0.5
Banc One Corp.                       0.5
Hutchison Whampoa Ltd.               0.5



Ten Largest Industries           Percent of
(Equity Investments)             Net Assets

Banking++                            6.5%
Insurance                            4.0
Utilities--Electric & Gas            3.5
Telecommunications                   3.2
Electronics                          1.9
Multi-Industry                       1.8
Metals & Mining                      1.4
Healthcare Services                  1.3
Real Estate Investment Trusts        1.3
Chemicals                            1.2

[FN]
++Includes savings banks.